united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08037

AdvisorOne Funds

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-493-3313

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

LOOKING LONG-TERM

Annual Report | AdvisorOne Funds | April 30, 2018

CLS INVESTMENTS

Distributed by Northern Lights Distributors, LLC, Member FINRA

AdvisorOne Funds Annual Report

Table of Contents

Letter from the Chief Investment Officer	1

CLS Global Aggressive Equity Fund
Portfolio Summary	6
Performance Update	7

CLS Global Diversified Equity Fund
Portfolio Summary	8
Performance Update	9

CLS Growth and Income Fund
Portfolio Summary	10
Performance Update	11

CLS Flexible Income Fund
Portfolio Summary	12
Performance Update	13

CLS International Equity Fund
Portfolio Summary	14
Performance Update	15

CLS Shelter Fund
Portfolio Summary	16
Performance Update	17

Schedule of Investments
CLS Global Aggressive Equity Fund	18
CLS Global Diversified Equity Fund	20
CLS Growth and Income Fund	22
CLS Flexible Income Fund	24
CLS International Equity Fund	27
CLS Shelter Fund	28

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AdvisorOne Funds Annual Report

Table of Contents (Continued)

Statements of Assets and Liabilities	29

Statements of Operations	31

Statements of Changes in Net Assets
CLS Global Aggressive Equity Fund	33
CLS Global Diversified Equity Fund	33
CLS Growth and Income Fund	34
CLS Flexible Income Fund	34
CLS International Equity Fund	35
CLS Shelter Fund	35

Financial Highlights
CLS Global Aggressive Equity Fund	36
CLS Global Diversified Equity Fund	37
CLS Growth and Income Fund	38
CLS Flexible Income Fund	39
CLS International Equity Fund	40
CLS Shelter Fund	41

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	61

Shareholder Expense Example	62

Trustees and Officers	64

Supplemental Information	66

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AdvisorOne Funds Annual Report

Letter from the Chief Investment Officer

Dear Shareholders:

As of April 30, 2018, returns over the last twelve months in the global stock markets have exceeded long-term averages. Globally diversified portfolios, such as the AdvisorOne Funds, have participated in these gains.

These gains are on top of the gains already achieved since the bull market began in March 2009, particularly in U.S. stocks (which have outperformed international securities during the bull market). In fact, it should be noted that if the U.S. stock market generates another above-average return over the remainder of the year and early into the next, it could hit a singular milestone: an annualized 20% return over a 10-year period. In short, the bull market that began in March, 2009, has been impressive.

However, as we cautioned last year, it continues to be reasonable for investors to temper expectations for long-term returns, particularly for large, domestic growth stocks. Since the bull market is already nine years old, valuations are above average, and expected returns should be adjusted lower.

Below are the performance numbers over the last 12 months ended April 30, 2018:

●	U.S. stock market gained nearly 13%. As defined by the Russell 3000 Index, which is composed of the 3,000 largest U.S. stocks.

●	The S&P 500 gained 13%. The S&P is a proxy for large, U.S.-based companies.

●	Small companies gained 12%. Russell 2000 Index, which is composed of the 2,000 smallest companies within the Russell 3000, though it only captures about 10% of the overall domestic stock market.

●	International stocks gained 16%. MSCI All-Country World Index ex-U.S., which represents stock markets within developed and emerging markets, excluding the U.S.

●	Developed international gained 15%. MSCI EAFE Index, which tracks performance of international equity securities in 21 developed countries in Europe, Australasia, and East Asia.

●	Emerging markets gained 22%. MSCI Emerging Markets Index, which tracks performance of international equity securities in developing countries, such as China, India, Russia and Brazil.

●	Commodities gained 8%. Bloomberg Commodity Index.

●	Bonds lost 0.3%. Bloomberg Barclays Aggregate Bond Index.

As mentioned in last year’s report, this backdrop in market returns helps explain the performance of the AdvisorOne Funds. Most AdvisorOne Funds are global, multi-asset, Risk-Budgeted portfolios composed primarily of exchange traded funds (ETFs).

AdvisorOne Funds Annual Report

Let’s review these attributes:

1)	AdvisorOne Funds are global. We do not invest in U.S. securities alone; we invest around the world. We believe this global focus offers the potential to enhance returns and, more importantly, manage portfolio risk. Emphasizing international securities, especially within emerging markets, clearly helped absolute and relative performance over the last year.

2)	AdvisorOne Funds are multi-asset. We believe balanced, multi-asset portfolios provide better investor experiences over time which, in turn, should discourage chasing performance, an investor’s greatest weakness. One area we are increasingly emphasizing is real assets, such as commodities and real estate in the form of REITs. Not only should these asset classes provide some measure of protection in a potentially rising inflationary environment, but they have been beaten down and we believe they are currently on sale. In recent years, these asset classes have not helped performance in multi-asset portfolios, but we expect they will in the future.

3)	AdvisorOne Funds are Risk-Budgeted, meaning they are explicitly managed to a target risk level. If a portfolio has a Risk Budget of 55, for instance, the portfolio should assume about 55% of the risk of a globally diversified equity portfolio. This does not mean it holds 55% in equities. It could, but it may hold more or less depending on market conditions and what is required to align to its risk target. Managing to a target and staying fairly close to that target means CLS Investments, LLC (CLS) is a strategic investment manager as opposed to a tactical manager who can make large portfolio risk and allocation changes (the Shelter Fund is an exception, as it is a tactical fund). This also means CLS is an active manager (with a flexible asset allocation that is adjusting due to changing risk and return expectations) as opposed to a passive manager who simply tracks the underlying benchmark and makes no decisions on value or risk. In sum, when building and managing portfolios, we consider risk allocations first and asset allocations second.

It is our belief, which is supported by numerous studies, that portfolios with more stable risk tend to have better returns. We believe this has helped performance as the Funds’ respective risk has remained stable (except for the Shelter Fund, of course, given its tactical nature), while many of our peers have moved risk lower. Given the remarkable bull market in stocks, this has helped performance, all else being equal.

4)	AdvisorOne Funds use ETFs. ETFs are, essentially, diversified portfolios built to track a benchmark, and they can be traded intra-day, just as a stock can. ETFs can be dependable building blocks that provide more stable market exposure than mutual funds and may minimize style drift, since they tightly track their benchmarks.

In recent years, ETFs have had the structural advantage over mutual funds of having portfolio tilts toward larger companies and growth companies. While CLS de-emphasizes the use of market-cap-based ETFs in the AdvisorOne Funds, this has still benefited performance in recent years.

AdvisorOne Funds Annual Report

CLS Shelter Fund and CLS International Equity Fund are also risk-managed, though not specifically Risk-Budgeted.

1)	CLS Shelter Fund is tactically managed; therefore, it can experience dramatic changes in risk and asset allocations.

2)	CLS International Equity Fund invests only in international securities. The Fund is risk-managed but not formally Risk-Budgeted, so its risk characteristics could change over time.

Performance and Outlook

When it comes to CLS’s overall outlook and how that is shaping the AdvisorOne Funds, the Funds incorporate and articulate the CLS Investment Themes, which are currently:

1)	Be Active: This theme is officially new to the AdvisorOne Funds, but it captures two long-held, core beliefs at CLS:

a.	Active management is necessary to successfully manage investor portfolios because investors have different objectives and mandates.

b.	Actively managed funds are important ingredients within investor portfolios.

The Be Active theme should result in clear positioning tilts in CLS portfolios, such as the global value expression of emphasizing international equities and value-oriented stocks more than market averages and benchmarks. We will also own more actively managed ETFs than the industry average.

Be Active has had a mixed-to-positive impact on portfolios. The tilt toward international markets has been a plus. The emphasis on actively managed funds, particularly in the fixed-income space, has also positively contributed to portfolios. Our emphasis on value stocks, however, which is currently our most significant portfolio tilt, has not aided performance. Value stocks’ underperformance versus growth stocks, including popular technology companies such as Apple, is arguably experiencing its longest and deepest stretch ever. Given the growing relative valuation difference between growth and value stocks, we continue to favor value and have increased that tilt in recent months.

2)	Be Smart: This theme refers to our emphasis on factor- and rules-based ETFs, which are also known as smart beta. Smart beta ETFs have a rules-based approach to building portfolios that emphasizes a factor such as value, momentum, or high quality. Our exposure to smart beta ETFs is considerably higher than the industry average for two reasons. First, smart beta ETFs capture the essence of active management at a fraction of the cost and second, factor-based investing has a history of enhancing returns while helping manage risk, particularly in down markets. We believe this behavior will continue.

AdvisorOne Funds Annual Report

3)	Be Creative: CLS creatively diversifies equity-dominated portfolios in two ways. First, we are currently emphasizing real assets, such as commodities and real estate, which have been beaten down in recent years and may offer attractive relative valuations as well as potential hedge against increased inflation or inflation expectations. Second, we will also utilize alternative asset class segments and strategies. For this exposure, we ideally prefer alternative ETFs that act differently from conventional stocks and bonds. This provides additional diversification benefits and an attractive alternative to the bond market given its low level of rates. One example of an attractive alternative strategy is merger arbitrage.

In closing, our return expectations for balanced portfolios are slightly muted compared to historical norms, primarily due to overvaluations in domestic stocks and bonds. We believe there may be opportunities to add value through active management (with an emphasis on the international markets and in value stocks), emphasizing smart beta and actively managed ETFs, and by diversifying portfolios by emphasizing commodities and alternative asset class segments and strategies.

Thank you for your trust.

Sincerely,

Rusty Vanneman, CFA, CMT
Chief Investment Officer
CLS Investments
Rusty.Vanneman@CLSinvest.com
402-896-7641

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Funds will achieve their investment objectives.

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AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Portfolio Summary

Portfolio Commentary

CLS Global Aggressive Equity Fund returned 13.4% over the past year ended April 30, 2018. The Fund has a Risk Budget of 110 (i.e., over time is approximately 10 percent riskier than a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Consumer staples, health care, and Australia positions were the largest detractors to performance. Technology, specifically semiconductors, financial services, and retail stocks were positive for performance.

The Fund’s notable exposures include a tilt towards value stocks, including allocations to the financial, health care, energy, and consumer staples sectors. These sectors have attractive relative valuations, and have been outperforming (i.e, exhibiting positive relative momentum). The Fund also holds positions in overseas areas, specifically Asia, where valuations remain constructive and growth prospects are robust.

Trades in recent months have focused on increasing allocations to actively managed global positions and value-oriented overseas positions, while reducing less attractive domestic names.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 28 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

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Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
VanEck Vectors Morningstar Wide Moat ETF	6.69%
The Fund is a rules-based, equal weighted index intended to offer exposure to the 20 most attractively price companies with sustainable competitive advantages.
iShares U.S. Financial Services ETF	5.38%
The Fund seeks to track the investment results of an index composed of U.S. equities in the financial sector.
iShares Edge MSCI International Value Factor ETF	5.25%
The Fund seeks to track the investment results of an index composed of international developed large- and mid-capitalization stocks with value characteristics and relatively lower valuations.
VanEck Vectors Pharmaceutical ETF	4.89%
The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Pharmaceutical 25 Index, which is intended to track the overall performance of companies involved in pharmaceuticals, including pharmaceutical research and development as well as production, marketing and sales of pharmaceuticals.
iShares MSCI All Country Asia ex Japan ETF	4.74%
The Fund seeks to track the investment results of an index composed of Asian equities, excluding Japan.
First Trust Dorsey Wright International Focus 5 ETF	4.70%
The Fund seeks to provide targeted exposure to the five First Trust sector and industry based ETFs that Dorsey, Wright & Associates (DWA) believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy trading volume and liquidity requirements.
WisdomTree Europe SmallCap Dividend Fund	4.70%
The Fund seeks to track the investment results of dividend-paying small-cap companies in the European equity market.
First Trust NASDAQ Technology Dividend Index Fund	4.68%
The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ Technology Dividend Index.
iShares PHLX Semiconductor ETF	4.26%
The Fund seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector.
iShares Currency Hedged MSCI Japan ETF	4.14%
The Fund seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar.

AdvisorOne Funds Annual Report

CLS Global Aggressive Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2018

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	13.44%	8.49%	10.10%	N/A	10.49%	10/1/09
Russell 3000® Index	13.05%	10.20%	12.75%	N/A	14.01%	10/1/09
MSCI ACWI	14.16%	7.43%	8.80%	N/A	9.40%	10/1/09
Risk Budget Benchmark	14.21%	8.15%	9.84%	N/A	10.81%	10/1/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.88% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Aggressive Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of 110% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities.

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Portfolio Summary

Portfolio Commentary

CLS Global Diversified Equity Fund returned 14.8% percent over the last year ended April 30, 2018. The Fund has a Risk Budget of 100 (i.e., over time is approximately as risky as a diversified stock portfolio consisting of 60 percent domestic equities and 40 percent international equities).

Emerging markets, technology, and momentum stocks (i.e, stocks that have been outperforming) were the strongest contributors to performance. Europe, health care, and the domestic high- quality companies (companies with relatively stable earnings growth and low debt) were the largest detractors.

The Fund’s major allocations include international positions, particularly in emerging markets, financial and health care stocks, and commodities. International stocks continue to show attractive relative valuations and improving performance.

Recent trades have focused on increasing portfolio weights in smart beta and actively managed positions, as well as increasing allocations to undervalued areas such as Canada and defensive domestic sectors.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 24 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

1570-CLS-6/5/2018
6552-NLD-6/5/2018

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
SPDR S&P Emerging Markets Dividend ETF	10.20%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Emerging Markets Dividend Opportunities Index.
JPMorgan Diversified Return International Equity ETF	8.50%
The Fund seeks to track the FTSE Developed ex North America Diversified Factor Index, which was developed in partnership between FTSE and JP MorganVanguard.
iShares Edge MSCI USA Quality Factor ETF	7.83%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
iShares Global Healthcare ETF	5.69%
The Fund seeks to track the investment results of an index composed of global equities in the healthcare sector.
Vanguard FTSE Europe ETF	5.54%
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.
iShares Edge MSCI USA Momentum Factor ETF	5.09%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
iShares MSCI EAFE Value ETF	4.67%
The Fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.
Vanguard Dividend Appreciation ETF	4.51%
The Fund seeks to track the performance of the NASDAQ US Dividend Achievers Select Index.
SPDR S&P Emerging Asia Pacific ETF	4.48%
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P® Asia Pacific Emerging BMI Index.
Vanguard FTSE Pacific ETF	4.27%
The Fund seeks to track the performance of the FTSE Developed Asia Pacific All Cap Index, which measures the investment return of stocks issued by companies located in the major markets of the Pacific Region.

AdvisorOne Funds Annual Report

CLS Global Diversified Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2018

		3 Year	5 Year	10 Year
	1 Year	(Annualized)	(Annualized)	(Annualized)
Class N Shares[1]	14.84%	6.85%	8.38%	5.27%
Russell 3000® Index	13.05%	10.20%	12.75%	9.13%
MSCI ACWI	14.16%	7.43%	8.80%	5.10%
Risk Budget Benchmark	14.21%	8.15%	9.84%	6.42%

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.52% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Global Diversified Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The blended benchmark consists of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US). The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities.

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Portfolio Summary

Portfolio Commentary

CLS Growth and Income Fund returned 7.6% over the last year ended April 30, 2018. The Fund has a Risk Budget of 55 (over time, it is approximately 55% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities).

Exposure to emerging market stocks, the momentum equity factor (stocks that have been outperforming over the last year), and commodities contributed positively to performance, while exposure to Treasury bonds, liquid alternatives, and stocks in developed Asia excluding Japan detracted.

The largest sector tilts are financials and energy. Within regional positioning, the largest tilt remains Asia, both developed and emerging, and Australia. These segments of the market continue to look attractive.

The Fund’s interest-rate sensitivity continues to be lower than the overall bond market. The Fund is positioned to outperform if high-quality fixed income bonds perform well relative to lower quality bonds, which have become expensive.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 23 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

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6552-NLD-6/5/2018

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
PIMCO Active Bond ETF	7.55%
The Fund is a diversified portfolio of high quality bonds that is actively managed, seeking current income and long-term capital appreciation, consistent with prudent investment management.
PowerShares DB Commodity Index Tracking Fund	6.57%
The Fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return™ plus the interest income from the Fund’s holdings of primarily US Treasury securities and money market income less the Fund’s expenses.
iShares Edge MSCI USA Value Factor ETF	6.42%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
iShares TIPS Bond ETF	6.24%
The Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).
SPDR Doubleline Total Return Tactical ETF	6.21%
The Fund seeks to maximize total return.
PIMCO Enhanced Short Maturity Active ETF	5.63%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
Fidelity Total Bond ETF	5.10%
The Fund seeks to provide a high level of current income. The fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.
iShares Edge MSCI USA Momentum Factor ETF	4.09%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
PowerShares FTSE RAFI Emerging Markets Portfolio	4.01%
The Fund is designed to track the performance of the largest Emerging Market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund is designed to track the performance of the largest Emerging Market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.
iShares Edge MSCI USA Quality Factor ETF	3.45%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

AdvisorOne Funds Annual Report

CLS Growth and Income Fund - Performance Update

Annualized Total Returns as of April 30, 2018

		3 Year	5 Year	10 Year
	1 Year	(Annualized)	(Annualized)	(Annualized)
Class N Shares[1]	7.55%	4.26%	4.43%	3.84%
Russell 3000® Index	13.05%	10.20%	12.75%	9.13%
MSCI ACWI	14.16%	7.43%	8.80%	5.10%
Risk Budget Benchmark	8.22%	4.79%	5.59%	3.98%

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.60% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Growth and Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 55% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 45% of the 1-3 month Treasury Bill index. The weightings against this benchmark are consistent with the risk level of the Fund and these indexes are utilized to reflect the Fund’s broad exposure to the global equity market. The index includes both developed and emerging markets. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Portfolio Summary

Portfolio Commentary

CLS Flexible Income Fund returned 0.9% over the last year ended April 30, 2018. The Fund has a Risk Budget of 20 (over time, it is approximately 20% as risky as a diversified stock portfolio consisting of 60% domestic equities and 40% international equities).

High-yield bonds, bank loans, short term bonds, and global equities made positive contributions to performance. Treasuries, dollar denominated emerging market bonds, and investment grade corporate bonds detracted from performance during the period.

The Fund has increased exposure to high-quality bonds, short-duration bonds, and value-oriented equities and reduced exposure to international bonds, high- yield bonds, and senior, secured bank loans, and international bonds.

In terms of sector positioning, the largest overweight remains to corporate bonds. The Fund also has notable overweights to municipal bonds, mortgage-backed bonds, and international bonds. The Fund is underweight inflation linked bonds. We expect short-term interest rates to continue to grind higher, as the Federal Reserve continues to normalize monetary policy. This expectation has led to a modestly below- benchmark duration position for the Fund.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 13 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

1570-CLS-6/5/2018
6552-NLD-6/5/2018

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
PIMCO Enhanced Short Maturity Active ETF	9.29%
The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.
SPDR Doubleline Total Return Tactical ETF	7.60%
The Fund seeks to maximize total return.
iShares Core U.S. Aggregate Bond ETF	5.19%
The Fund seeks to track the investment results of an index composed of the total U.S. investment-grade bond market.
iShares 1-3 Year Treasury Bond ETF	5.15%
The Fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.
iShares TIPS Bond ETF	5.01%
The Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).
Vanguard Total Bond Market ETF	4.60%
The Fund seeks to track the performance of a broad, market-weighted bond index.
iShares 3-7 Year Treasury Bond ETF	4.11%
The Fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years.
iShares Intermediate Credit Bond ETF	4.07%
The Fund seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.
PowerShares Senior Loan Portfolio	4.05%
The Fund seeks investment results that generally correspond to the price and yield of S&P/LSTA U.S. Leverages Loan 100 Index.
Vanguard Intermediate-Term Corporate Bond ETF	3.88%
The Fund seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity.

AdvisorOne Funds Annual Report

CLS Flexible Income Fund - Performance Update

Annualized Total Returns as of April 30, 2018

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	0.86%	1.68%	1.35%	N/A	2.87%	10/1/09
Bloomberg Barclays US Aggregate Bond Index	-0.32%	1.07%	1.47%	N/A	3.08%	10/1/09
Risk Budget Benchmark	3.67%	2.10%	2.25%	N/A	2.40%	10/1/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.31% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Flexible Income Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Bloomberg Barclays US Aggregate Bond Index is a market-capitalization-weighted index that covers the USD-denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Prior to August 24, 2016, the Index was known as Barclays Aggregate Bond Index.

*	Performance of the risk budget benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk budget benchmark consists of (i) 20% of a blended benchmark consisting of 60% of the Russell 3000® Index and 40% of the MSCI ACWI (ex-US), and (ii) 80% of the 1-3 month Treasury Bill index. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

CLS International Equity Fund - Portfolio Summary

Portfolio Commentary

CLS International Equity Fund returned 14.0% percent over the last year ended April 30, 2018. The Fund consists of primarily international equities and is not Risk Budgeted, although it is managed with risk considerations and a focus on delivering higher gross income relative to its benchmark. The portfolio management methodology is quantitatively driven through the use of fundamental risk factors.

Exposure to developed international value and momentum (stocks that have been outperforming over the last year) factors as well as select countries in Europe detracted from performance. Performance was helped by exposure to emerging market value and momentum factors as well as country selection in the Asia region.

The Fund currently has risk factor tilts emphasizing value and momentum. This has resulted in more undervalued securities with positive price trends. On a regional basis, the portfolio is currently tilted toward emerging markets across all regions.

Emerging markets continue to be relatively attractive given valuations and economic growth prospects. Within developed markets, notable regional tilts include an underweight to slower-growth developed Europe and an overweight to resource rich Australia. At the risk factor level, international value and momentum factors are more attractive relative to other factors from a relative valuations standpoint.

Trades in recent months included adding exposure to emerging markets at the expense of developed markets as well as diversifying our strong value risk factor exposure with the addition of momentum and quality factor exposures.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 111 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

1570-CLS-6/5/2018
6552-NLD-6/5/2018

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares MSCI EAFE Value ETF	15.07%
The Fund seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.
PowerShares DWA Emerging Markets Momentum Portfolio	14.45%
The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index.
iShares Edge MSCI International Quality Factor ETF	12.60%
The Fund seeks to track the investment results of an index that measures the performance of large- and mid-capitilization developed international stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.
iShares Edge MSCI International Momentum Factor ETF	9.54%
The Fund seeks to track the performance of an index that measures the performance of large- and mid-capitalization developed international stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
iShares MSCI Australia ETF	4.94%
The Fund seeks to track the investment results of an index composed of Australian equities.
iShares MSCI Denmark ETF	4.92%
The Fund seeks to track the investment results of an index composed of Danish equities.
iShares MSCI Chile ETF	4.91%
The Fund seeks to track the investment results of an index composed of Chilean equities.
iShares MSCI Thailand ETF	4.56%
The Fund seeks to track the investment results of an index composed of Thai equities.
iShares MSCI Mexico ETF	4.51%
The Fund seeks to track the investment results of an index composed of Mexican equities.
VanEck Vectors Russia ETF	4.50%
The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Russia Index, which includes publicly traded companies that are incorporated outside of Russia but has at least 50% of the revenues/related assets in Russia.

AdvisorOne Funds Annual Report

CLS International Equity Fund - Performance Update

Annualized Total Returns as of April 30, 2018

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	13.98%	4.84%	6.40%	4.61%	4.51%	4/19/06
MSCI ACWI (ex-US)	15.91%	5.01%	5.46%	2.26%	3.79%	4/19/06

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.53% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS International Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Portfolio Summary

Portfolio Commentary

CLS Shelter Fund returned 13.1% over the last year ended April 30, 2018. The Fund has a risk-based benchmark consisting of 75% global equities and25% Treasury bills. The global equity portion of the benchmark is represented by a blend of 80% domestic equities (Russell 3000 Index) and 20% international equities (MSCI ACWI ex-U.S. index). Treasury bills are represented by the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

The Fund began the period with 5% invested in low volatility and 95% in diversified equities for the first 16 days and on May 17, the Fund reallocated the 5% low volatility back into diversified equities. From that point, the markets rallied and the Fund stayed fully invested in diversified equities until the end of January of 2018.

During the sharp market downturn at the beginning of February, the Fund moved 50% out of diversified equities and into low volatility equities over the length of seven trading days. As the market rebounded in the second half of February, the Fund reallocated 45% out of low volatility and back into diversified equities on March 12. Shortly after, the market experienced another period of decline and on March 14 the Fund traded 30% out of diversified equities and back into low volatility over the remaining of March. The Fund stayed at that level until April 25 and the market recovered from the previous low.

The timing of the moves to low volatility protected investors from further decline during the first week of February and second half of March. However, its performance tends to lag when the market rebounded sharply while the Fund is in the lock-out period as it did from February to March.

Performance for the period was driven primarily by the Fund’s higher allocation to equities relative to its benchmark, especially when the Fund was fully invested in diversified equities during the first nine months. International equities, particularly emerging markets and domestic value and quality as well as recent add to real estate exposure were also beneficial to the portfolio.

Turnover for the Fund over the last 12 months ended April 30, 2018, was 172 percent.

*	Based on total net asset value as of April 30, 2018. Portfolio holdings are subject to change and should not be a recommendation to buy individual securities. Concentrating in a small number of investments increases the Fund’s risk because each investment has a greater effect on the Fund’s performance. Please see the Schedule of Investments for a detailed list of the Fund’s holdings.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

1570-CLS-6/5/2018
6552-NLD-6/5/2018

Portfolio Composition*

Top Ten Portfolio Holdings*	*Percentages based on Net Assets
iShares Edge MSCI USA Value Factor ETF	19.87%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks with value characteristics and relatively lower valuations, before fees and expenses.
JPMorgan Diversified Return International Equity ETF	10.30%
The Fund tracks an index whose methodology is designed to capture market upside while providing less volatility in down markets compared to a market cap-weighted index.
PowerShares FTSE RAFI Emerging Markets Portfolio	10.18%
The Fund is designed to track the performance of the largest Emerging Market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.
Vanguard Global ex-U.S. Real Estate ETF	10.12%
The Fund invests in stocks in the S&P Global ex-U.S. Property Index, representing real estate stocks in more than 30 countries.
iShares Edge MSCI USA Momentum Factor ETF	10.04%
The Fund seeks to track the performance of an index that measures the performance of U.S. large- and mid-capitalization stocks exhibiting relatively higher momentum characteristics, before fees and expenses.
iShares Edge MSCI Min Vol Global ETF	10.00%
The Fund seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets.
iShares Edge MSCI Min Vol USA ETF	9.84%
The Fund seeks to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.
PowerShares S&P 500 Equal Weight Portfolio	7.94%
The Fund is based on the S&P 500® Equal Weight Index (Index). The Fund will invest at least 90% of its total assets in securities that comprise the Index.
PowerShares S&P 500 Low Volatility Portfolio	4.96%
The Fund is based on the S&P 500® Low Volatility Index (Index). The Fund will invest at least 90% of its total assets in common stocks that comprise the Index.
iShares Edge MSCI USA Quality Factor ETF	4.92%
The Fund seeks to track the investment results of an index that measures the performance of U.S. large- and mid-capitalization stocks as identified through three fundamental variables: return on equity, earnings variability and debt-to-equity.

AdvisorOne Funds Annual Report

CLS Shelter Fund - Performance Update

Annualized Total Returns as of April 30, 2018

					Since
		3 Year	5 Year	10 Year	Inception	Inception
	1 Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)	Date
Class N Shares[1]	13.11%	7.56%	9.64%	N/A	6.59%	12/30/09
Russell 3000® Index	13.05%	10.20%	12.75%	N/A	13.15%	12/30/09
MSCI ACWI	14.16%	7.43%	8.80%	N/A	8.82%	12/30/09
Risk Based Benchmark	10.44%	7.06%	8.56%	N/A	8.85%	12/30/09

[1]	Class N Shares are not subject to an initial sales charge or a CDSC.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.44% for Class N shares, per the September 1, 2017 prospectus. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-866-811-0225.

Growth of a $10,000 Investment

This chart illustrates a comparison of a hypothetical investment of $10,000 in the CLS Shelter Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.

The MSCI ACWI Index represents the Modern Index Strategy and captures all sources of equity returns in 23 developed and 24 emerging markets.

*	Performance of the risk based benchmark shows how the Fund’s performance compares to an index with similar investment strategies and underlying holdings as the Fund. The risk based benchmark consists of (i) 75% of a blended benchmark consisting of 80% of the Russell 3000® Index and 20% of the MSCI ACWI (ex-US), and (ii) 25% of the 1-3 month Treasury Bill index. The MSCI ACWI (ex-US) is an index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities. The index includes both developed and emerging markets. The 1-3 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund
April 30, 2018

	Shares	Fair Value ($)
Equity Funds - 100.09%
Alternative - 1.49%
JPMorgan Diversified Alternatives ETF +	100,000	$2,540,000

Commodity Funds - 0.85%
PowerShares DB Agriculture Fund *	75,000	1,443,750

Developed International - 25.79%
First Trust Dorsey Wright International Focus 5 ETF +	363,000	8,007,780
iShares Currency Hedged MSCI Japan ETF +	214,000	7,047,020
iShares Edge MSCI International Value Factor ETF + ^	333,000	8,949,308
iShares MSCI Australia ETF	164,500	3,650,255
iShares MSCI Austria ETF	142,000	3,579,820
iShares MSCI Europe Financials ETF	200,000	4,696,000
WisdomTree Europe SmallCap Dividend Fund +	113,000	8,000,400
		43,930,583
Emerging Markets - 12.46%
Hartford Multifactor Emerging Markets ETF + ^	138,000	3,502,371
iShares MSCI All Country Asia ex Japan ETF	106,000	8,082,500
iShares MSCI India ETF +	63,304	2,212,475
Schwab Fundamental Emerging Markets Large Company Index ETF +	113,000	3,455,540
SPDR S&P Emerging Asia Pacific ETF	38,000	3,965,680
		21,218,566
Global - 5.92%
Cambria Global Value ETF	197,100	5,130,710
Davis Select World Opportunities ETF +	190,100	4,955,907
		10,086,617
Large Cap Core - 16.25%
First Trust NASDAQ Technology Dividend Index Fund	225,500	7,969,170
VanEck Vectors Morningstar Wide Moat ETF +	271,000	11,390,130
VanEck Vectors Pharmaceutical ETF +	147,000	8,329,020
		27,688,320
Large Cap Growth - 9.69%
Fidelity Momentum Factor ETF + ^	153,000	4,896,000
iShares PHLX Semiconductor ETF +	43,000	7,254,960
VanEck Vectors Retail ETF + ^	45,000	4,353,750
		16,504,710
Large Cap Value - 11.15%
Fidelity Value Factor ETF + ^	148,000	4,749,320
iShares U.S. Financial Services ETF +	70,000	9,172,800
John Hancock Multifactor Consumer Staples ETF ^	200,000	5,078,000
		19,000,120

18	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Aggressive Equity Fund (Continued)
April 30, 2018

	Shares	Fair Value ($)
Small/Mid Cap Growth - 5.51%
First Trust US Equity Opportunities ETF +	53,000	$3,634,740
iShares Nasdaq Biotechnology ETF +	55,500	5,752,575
		9,387,315
Small/Mid Cap Value - 10.98%
First Trust Energy AlphaDEX Fund +	350,000	5,551,000
Guggenheim Solar ETF	29,000	713,980
iShares U.S. Insurance ETF ^	107,500	7,017,213
PowerShares MSCI Global Timber Portfolio +	102,000	3,376,200
US Global Jets ETF +	67,000	2,043,500
		18,701,893

Total Equity Funds (cost $137,752,568)		170,501,874

Money Market Funds - 0.18%
Short-Term Cash - 0.18%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% **	302,835	302,835
Total Money Market Funds (cost $302,835)		302,835

Collateral for Securities Loaned - 20.06%
Dreyfus Government Cash Management Institutional Class, 1.60% **	2,851,118	2,851,118
Milestone Treasury Obligations Fund Institutional Class, 1.48% ** !	31,325,000	31,325,000
Total Collateral for Securities Loaned (cost $34,176,118)		34,176,118

Total Investments (cost $172,231,521) (a) - 120.33%		$204,980,827
Liabilities Less Other Assets - Net - (20.33)%		(34,630,145)
NET ASSETS - 100.00%		$170,350,682

+	All or a portion of this security is on loan. Total loaned securities had a value of $33,832,383 at April 30, 2018. The loaned securities were secured with cash collateral of $34,176,118 and non-cash collateral of $399,602. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral. See Note 8 in the Notes to Financial Statements.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poors’ Depositary Receipts

TIP - Treasury Inflation Protected

19	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund
April 30, 2018

	Shares	Fair Value ($)
Equity Funds - 99.78%
Commodity Funds - 6.73%
PowerShares DB Agriculture Fund *	740,000	$14,245,000
PowerShares DB Commodity Index Tracking Fund *	874,000	15,347,440
Teucrium Corn Fund * +	40,000	727,600
Teucrium Wheat Fund *	110,000	739,200
		31,059,240
Developed International - 29.41%
iShares MSCI EAFE Value ETF +	385,952	21,547,700
iShares MSCI Europe Financials ETF	365,000	8,570,200
iShares MSCI Spain ETF +	147,000	4,889,220
JPMorgan Diversified Return International Equity ETF +	650,000	39,214,500
PowerShares International Dividend Achievers Portfolio	650,000	10,335,000
SPDR MSCI Canada StrategicFactors ETF ^	100,000	5,888,900
Vanguard FTSE Europe ETF	430,000	25,542,000
Vanguard FTSE Pacific ETF +	269,000	19,690,800
		135,678,320
Emerging Markets - 23.67%
Goldman Sachs ActiveBeta Emerging Markets Equity ETF +	514,000	18,416,620
iShares MSCI Russia ETF	165,500	5,511,150
Schwab Fundamental Emerging Markets Large Company Index ETF +	574,700	17,574,326
SPDR S&P Emerging Asia Pacific ETF +	198,000	20,663,280
SPDR S&P Emerging Markets Dividend ETF + ^	1,375,000	47,038,750
		109,204,126
Global - 5.85%
Cambria Global Value ETF	28,000	728,868
iShares Global Healthcare ETF +	234,000	26,245,440
		26,974,308
Large Cap Core - 18.07%
Davis Select Financial ETF + ^	800,000	19,192,000
ERShares Entrepreneur 30 ETF +	100,000	1,662,000
iShares Edge MSCI USA Momentum Factor ETF +	220,521	23,474,460
SPDR SSGA Gender Diversity Index ETF + ^	257,000	18,221,300
Vanguard Dividend Appreciation ETF +	208,016	20,824,482
		83,374,242
Large Cap Growth - 11.20%
Fidelity MSCI Information Technology Index ETF +	71,000	3,683,480
iShares Edge MSCI USA Quality Factor ETF +	442,557	36,125,928
SPDR MFS Systematic Growth Equity ETF + ^	150,000	11,878,200
		51,687,608
Large Cap Value - 3.51%
iShares Edge MSCI USA Value Factor ETF +	100,000	8,234,000
SPDR S&P Global Natural Resources ETF	157,500	7,944,300
		16,178,300
Real Estate - 1.34%
FlexShares Global Quality Real Estate Index Fund +	100,000	6,169,000

Total Equity Funds (cost $374,236,116)		460,325,144

20	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Global Diversified Equity Fund (Continued)
April 30, 2018

	Shares	Fair Value ($)
Money Market Funds - 0.23%
Short-Term Cash - 0.23%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% **	1,065,085	$1,065,085
Total Money Market Funds (cost $1,065,085)		1,065,085

Collateral for Securities Loaned - 6.85%
Dreyfus Government Cash Management Institutional Class, 1.60% **	5,048,670	5,048,670
Milestone Treasury Obligations Fund Institutional Class, 1.48% ** !	26,525,000	26,525,000
Total Collateral for Securities Loaned (cost $31,573,670)		31,573,670

Total Investments (cost $406,874,871) (a) - 106.86%		$492,963,899
Liabilities Less Other Assets - Net - (6.86)%		(31,636,665)
NET ASSETS - 100.00%		$461,327,234

+	All or a portion of this security is on loan. Total loaned securities had a value of $30,792,314 at April 30, 2018.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poors’ Depositary Receipts

SSGA - State Street Global Advisors

21	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund
April 30, 2018

	Shares	Fair Value ($)
Bond Funds - 39.74%
High Yield Bonds - 1.70%
SPDR Blackstone / GSO Senior Loan ETF +	110,000	$5,218,400
VanEck Vectors High-Yield Municipal Index ETF +	87,772	2,727,954
		7,946,354
Intermediate/Long-Term Bonds - 31.27%
Fidelity Total Bond ETF + ^	489,963	23,885,696
First Trust TCW Opportunistic Fixed Income ETF +	205,000	10,088,050
iShares 3-7 Year Treasury Bond ETF +	102,000	12,191,040
iShares 7-10 Year Treasury Bond ETF +	65,000	6,610,500
iShares TIPS Bond ETF	259,400	29,211,034
PIMCO Active Bond ETF +	343,114	35,316,724
SPDR Doubleline Total Return Tactical ETF	611,922	29,066,295
		146,369,339
International Bond - 1.14%
PowerShares Emerging Markets Sovereign Debt Portfolio +	193,829	5,324,483

Short-Term Bonds - 5.63%
PIMCO Enhanced Short Maturity Active ETF +	259,157	26,330,351

Total Bond Funds (cost $189,699,221)		185,970,527

Equity Funds - 58.94%
Alternative - 1.63%
JPMorgan Diversified Alternatives ETF * +	300,000	7,620,000

Commodity Funds - 8.75%
PowerShares DB Agriculture Fund *	530,000	10,202,500
PowerShares DB Commodity Index Tracking Fund *	1,751,200	30,751,072
		40,953,572
Developed International - 12.56%
Goldman Sachs ActiveBeta International Equity ETF	300,000	9,078,000
iShares Edge MSCI Min Vol EAFE ETF +	43,473	3,221,349
iShares MSCI EAFE Value ETF +	275,000	15,353,250
iShares MSCI Europe Financials ETF +	259,000	6,081,320
iShares MSCI Pacific ex Japan ETF	248,000	11,688,240
Vanguard FTSE Europe ETF	225,000	13,365,000
		58,787,159
Emerging Markets - 8.11%
iShares Core MSCI Emerging Markets ETF	175,200	9,960,120
iShares MSCI Mexico ETF +	21,000	1,083,600
iShares MSCI Russia ETF	87,000	2,897,100
Morgan Stanley China A Share Fund, Inc.	172,308	4,245,669
PowerShares FTSE RAFI Emerging Markets Portfolio	822,800	18,743,384
SPDR S&P Emerging Asia Pacific ETF +	10,000	1,043,600
		37,973,473
Global - 5.70%
FlexShares Global Upstream Natural Resources Index Fund +	470,000	15,961,200
Global X Uranium ETF +	150,084	2,002,121
iShares Global Healthcare ETF +	77,500	8,692,400
		26,655,721

22	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Growth and Income Fund (Continued)
April 30, 2018

	Shares	Fair Value ($)
Large Cap Core - 5.54%
iShares Edge MSCI USA Momentum Factor ETF +	180,000	$19,161,000
PowerShares S&P 500 Equal Weight Consumer Staples Portfolio	55,000	6,756,750
		25,917,750
Large Cap Growth - 3.45%
iShares Edge MSCI USA Quality Factor ETF +	197,613	16,131,149

Large Cap Value - 8.42%
iShares Edge MSCI USA Value Factor ETF +	365,000	30,054,100
SPDR Financial Select Sector Fund	210,607	5,781,162
Vanguard Telecommunication Services ETF +	42,000	3,562,020
		39,397,282
Real Estate 0.74%
FlexShares Global Quality Real Estate Index Fund +	56,000	3,454,640

Small/Mid Cap Core - 0.80%
Schwab Fundamental U.S. Small Company Index ETF +	100,000	3,761,000

Small/Mid Cap Value - 3.24%
Alerian MLP ETF +	957,500	9,670,750
Guggenheim Solar ETF +	224,093	5,517,170
		15,187,920

Total Equity Funds (cost $234,344,784)		275,839,666

Money Market Funds - 1.55%
Short-Term Cash - 1.55%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% **	7,246,735	7,246,735
Total Money Market Funds (cost $7,246,735)		7,246,735

Collateral for Securities Loaned - 13.05%
Dreyfus Government Cash Management Institutional Class, 1.60% **	8,601,437	8,601,437
Milestone Treasury Obligations Fund Institutional Class, 1.48% ** !	52,500,000	52,500,000
Total Collateral for Securities Loaned (cost $61,101,437)		61,101,437

Total Investments (cost $492,392,177) (a) - 113.28%		$530,158,365
Liabilities Less Other Assets - Net - (13.28)%		(62,168,366)
NET ASSETS - 100.00%		$467,989,999

+	All or a portion of this security is on loan. Total loaned securities had a value of $59,685,420 at April 30, 2018.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

DB - Deutsche Bank

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

RAFI - Research Affiliates

SPDR - Standard & Poors’ Depositary Receipts

TIPS - Treasury Inflation-Protected Securities

23	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund
April 30, 2018

	Shares	Fair Value ($)
Bond Funds - 85.39%
High Yield Bonds - 15.60%
BlackRock Corporate High Yield Fund, Inc.	78,416	$831,994
iShares iBoxx $ High Yield Corporate Bond ETF +	68,080	5,834,456
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	56,295	5,627,248
PowerShares Senior Loan Portfolio +	413,550	9,557,140
SPDR Blackstone / GSO Senior Loan ETF +	137,316	6,514,271
SPDR Bloomberg Barclays Short Term High Yield Bond ETF +	216,775	5,943,971
VanEck Vectors High-Yield Municipal Index ETF +	80,755	2,509,865
		36,818,945
Intermediate/Long-Term Bonds - 45.12%
iShares 3-7 Year Treasury Bond ETF	81,200	9,705,024
iShares 7-10 Year Treasury Bond ETF	38,000	3,864,600
iShares 20+ Year Treasury Bond ETF +	37,500	4,466,250
iShares Core U.S. Aggregate Bond ETF	115,626	12,256,356
iShares Intermediate Credit Bond ETF	90,380	9,613,721
iShares National Muni Bond ETF +	31,275	3,376,762
iShares TIPS Bond ETF	105,048	11,829,455
iShares US Credit Bond ETF	33,450	3,599,555
NuShares Enhanced Yield US Aggregate Bond ETF +	66,400	1,566,376
PIMCO Active Bond ETF	59,909	6,166,433
SPDR Doubleline Total Return Tactical ETF	377,519	17,932,153
Vanguard Intermediate-Term Corporate Bond ETF +	109,483	9,160,443
Vanguard Mortgage-Backed Securities ETF +	41,000	2,100,020
Vanguard Total Bond Market ETF +	137,385	10,860,284
		106,497,432
International Bond - 4.84%
iShares JP Morgan EM Local Currency Bond ETF * +	27,400	1,334,654
iShares JP Morgan USD Emerging Markets Bond ETF	40,350	4,444,149
PowerShares Emerging Markets Sovereign Debt Portfolio	205,271	5,638,794
		11,417,597
Preferred Security - 1.90%
iShares US Preferred Stock ETF +	86,775	3,221,956
PowerShares Preferred Portfolio +	88,700	1,275,506
		4,497,462
Short-Term Bonds - 17.93%
iShares 1-3 Year Treasury Bond ETF +	146,115	12,166,996
Janus Henderson Short Duration Income ETF +	164,000	8,213,120
PIMCO Enhanced Short Maturity Active ETF	215,922	21,937,675
		42,317,791

Total Bond Funds (cost $206,276,800)		201,549,227

Equity Funds - 9.36%
Commodity Funds - 0.66%
United States Commodity Index Fund *	35,500	1,563,420

24	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)
April 30, 2018

	Shares	Fair Value ($)
Developed International - 1.84%
iShares MSCI EAFE ETF	12,500	$884,250
iShares MSCI EAFE Value ETF +	62,000	3,461,460
		4,345,710
Emerging Markets - 1.10%
Vanguard FTSE Emerging Markets ETF	57,000	2,603,760

Large Cap Core - 1.94%
iShares Core S&P 500 ETF +	17,160	4,569,880

Large Cap Value - 2.63%
Fidelity MSCI Financials Index ETF +	62,000	2,494,880
SPDR Financial Select Sector Fund	19,200	527,040
Vanguard High Dividend Yield ETF	17,000	1,404,200
Vanguard Value ETF +	17,105	1,772,249
		6,198,369
Small/Mid Cap Core - 0.51%
Royce Value Trust, Inc. +	74,972	1,207,049

Small/Mid Cap Value - 0.68%
Alerian MLP ETF +	159,500	1,610,950

Total Equity Funds (cost $19,358,999)		22,099,138

	Principal ($)	Fair Value ($)
U.S. Government and Agency Obligations - 2.45%
Fannie Mae Pool, 3.50%, due 12/1/2030	$183,493	183,715
Fannie Mae Pool, 3.50%, due 7/1/2032	393,046	398,134
Fannie Mae Pool, 4.00%, due 2/1/2040	217,452	223,243
Fannie Mae Pool, 4.00%, due 10/1/2040	172,286	176,870
Fannie Mae Pool, 4.00%, due 6/1/2041	346,700	355,947
Fannie Mae Pool, 4.00%, due 9/1/2041	374,361	384,353
Fannie Mae Pool, 4.00%, due 12/1/2041	235,796	242,094
Fannie Mae Pool, 5.00%, due 11/1/2039	204,526	220,339
Fannie Mae Pool, 5.00%, due 2/1/2040	283,761	305,206
Fannie Mae Pool, 5.50%, due 12/1/2039	126,649	138,288
Fannie Mae Pool, 5.50%, due 4/1/2040	131,080	142,187
Fannie Mae Pool, 6.00%, due 12/1/2035	198,639	221,826
Fannie Mae Pool, 6.00%, due 12/1/2038	63,953	70,862
Federal Home Loan Mortgage Corp., 2.00%, due 3/12/2020	1,000,000	990,327
Federal National Mortgage Association, 2.00%, due 8/28/2020	1,000,000	985,394
Freddie Mac Gold Pool, 4.50%, due 2/1/2041	224,960	236,907
Freddie Mac Gold Pool, 5.50%, due 6/1/2034	156,925	171,942
Freddie Mac Gold Pool, 6.00%, due 5/1/2037	58,048	64,628
Freddie Mac Gold Pool, 6.50%, due 4/1/2039	78,083	88,016
Government National Mortgage Association, 3.50%, due 7/16/2039	73,722	73,385
Government National Mortgage Association, 4.00%, due 2/20/2039	112,582	114,479
Total U.S. Government and Agency Obligations (cost $5,793,682)		5,788,142

25	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Flexible Income Fund (Continued)
April 30, 2018

	Shares	Fair Value ($)
Money Market Funds - 3.09%
Short-Term Cash - 3.09%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% **	7,284,054	$7,284,054
Total Money Market Funds (cost $7,284,054)		7,284,054

Collateral for Securities Loaned - 18.18%
Dreyfus Government Cash Management Institutional Class, 1.60% **	489,302	489,302
Milestone Treasury Obligations Fund Institutional Class, 1.48% ** !	42,400,000	42,400,000
Total Collateral for Securities Loaned (cost $42,889,302)		42,889,302

Total Investments (cost $281,602,837) (a) - 118.47%		$279,609,863
Liabilities Less Other Assets - Net - (18.47)%		(43,582,863)
NET ASSETS - 100.00%		$236,027,000

+	All or a portion of this security is on loan. Total loaned securities had a value of $49,254,603 at April 30, 2018. The loaned securities were secured with cash collateral of $42,889,302 and non-cash collateral of $7,511,631. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral. See Note 8 in the Notes to Financial Statements.

*	Non-income producing security.

**	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

!	Affiliated issuer due to 5% ownership and related management.

EAFE - Europe, Australasia, Far East

EM - Emerging Markets

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MLP - Master Limited Partnership

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poors’ Depositary Receipts

TIPS - Treasury Inflation-Protected Security

26	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS International Equity Fund
April 30, 2018

	Shares	Fair Value ($)
Equity Funds - 99.30%
Developed International - 51.46%
iShares Edge MSCI International Momentum Factor ETF	154,900	$4,770,920
iShares Edge MSCI International Quality Factor ETF ^	210,900	6,299,372
iShares MSCI Australia ETF +	111,400	2,471,966
iShares MSCI Denmark ETF +	36,800	2,462,660
iShares MSCI EAFE Value ETF +	135,000	7,537,050
iShares MSCI France ETF	32,800	1,071,904
iShares MSCI Japan ETF	18,500	1,121,840
		25,735,712
Emerging Markets - 47.84%
iShares Edge MSCI Min Vol Emerging Markets ETF	16,600	1,014,924
iShares MSCI Chile ETF +	45,700	2,457,517
iShares MSCI Emerging Markets Small-Cap ETF	11,800	619,854
iShares MSCI Frontier 100 ETF	46,200	1,539,846
iShares MSCI Indonesia ETF +	54,100	1,371,976
iShares MSCI Mexico ETF +	43,700	2,254,920
iShares MSCI Poland ETF	55,200	1,370,616
iShares MSCI Thailand ETF	23,400	2,280,798
PowerShares DWA Emerging Markets Momentum Portfolio +	346,500	7,227,990
Schwab Fundamental Emerging Markets Large Company Index ETF	50,300	1,538,174
VanEck Vectors Russia ETF	107,000	2,249,140
		23,925,755

Total Equity Funds (cost $47,832,477)		49,661,467

Money Market Funds - 0.32%
Short-Term Cash - 0.32%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% *	160,189	160,189
Total Money Market Funds (cost $160,189)		160,189

Collateral for Securities Loaned - 34.96%
Dreyfus Government Cash Management Institutional Class, 1.60% *	1,383,746	1,383,746
Milestone Treasury Obligations Fund Institutional Class, 1.48% * !	16,100,000	16,100,000
Total Collateral for Securities Loaned (cost $17,483,746)		17,483,746

Total Investments (cost $65,476,412) (a) - 134.58%		$67,305,402
Liabilities Less Other Assets - Net - (34.58)%		(17,292,943)
NET ASSETS - 100.00%		$50,012,459

+	All or a portion of this security is on loan. Total loaned securities had a value of $18,760,205 at April 30, 2018. The loaned securities were secured with cash collateral of $17,483,746 and non-cash collateral of $1,742,464. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral. See Note 8 in the Notes to Financial Statements.

*	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

^	Affiliated issuer due to 5% ownership.

!	Affiliated issuer due to 5% ownership and related management.

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

TIP - Treasury Inflation Protected

27	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Schedule of Investments - CLS Shelter Fund
April 30, 2018

	Shares	Fair Value ($)
Equity Funds - 98.16%
Developed International - 10.30%
JPMorgan Diversified Return International Equity ETF +	342,000	$20,632,860

Emerging Markets - 10.17%
PowerShares FTSE RAFI Emerging Markets Portfolio	895,000	20,388,100

Large Cap Core - 17.98%
iShares Edge MSCI USA Momentum Factor ETF +	189,000	20,119,050
PowerShares S&P 500 Equal Weight Portfolio	159,400	15,916,090
		36,035,140
Large Cap Growth - 4.92%
iShares Edge MSCI USA Quality Factor ETF +	120,740	9,856,006

Large Cap Value - 44.67%
iShares Edge MSCI Min Vol Global ETF	240,000	20,032,800
iShares Edge MSCI Min Vol USA ETF +	379,000	19,723,160
iShares Edge MSCI USA Value Factor ETF +	483,400	39,803,156
PowerShares S&P 500 Low Volatility Portfolio	213,370	9,943,042
		89,502,158
Real Estate - 10.12%
Vanguard Global ex-U.S. Real Estate ETF	331,000	20,270,440

Total Equity Funds (cost $197,298,500)		196,684,704

Money Market Funds - 1.76%
Federated Prime Cash Obligations Fund Institutional Class, 1.56% *	3,525,243	3,525,243
Total Money Market Funds (cost $3,525,243)		3,525,243

Collateral for Securities Loaned - 6.57%
Dreyfus Government Cash Management Institutional Class, 1.60% *	6,955,460	6,955,460
Milestone Treasury Obligations Fund Institutional Class, 1.48% * !	6,200,000	6,200,000
Total Collateral for Securities Loaned (cost $13,155,460)		13,155,460

Total Investments (cost $213,979,203) (a) - 106.49%		$213,365,407
Liabilities Less Other Assets - Net - (6.49)%		(13,003,235)
NET ASSETS - 100.00%		$200,362,172

+	All or a portion of this security is on loan. Total loaned securities had a value of $12,864,064 at April 30, 2018.

*	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2018.

!	Affiliated issuer due to 5% ownership and related management.

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

RAFI - Research Affiliates

28	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities
April 30, 2018

	CLS Global	CLS Global	CLS
	Aggressive	Diversified	Growth and
Assets:	Equity Fund	Equity Fund	Income Fund
Unaffiliated investments, at cost	$107,888,930	$292,473,556	$415,608,920
Affiliated Investments, at cost	64,342,591	114,401,315	76,783,257
Unaffiliated investments in securities, at value *	$135,109,865	$364,219,749	$453,772,669
Affiliated Investments in securities, at value	69,870,962	128,744,150	76,385,696
Receivable for securities sold	—	794,942	—
Receivable for fund shares sold	119,849	411,416	372,346
Receivable for security lending	47,707	48,980	24,659
Interest and dividends receivable	324	1,633	69,982
Prepaid expenses and other assets	12,327	23,329	21,110
Total Assets	205,161,034	494,244,199	530,646,462

Liabilities:
Securities lending collateral (Note 8)	34,176,118	31,573,670	61,101,437
Payable for securities purchased	—	—	—
Accrued advisory fees	88,645	287,576	287,463
Payable for fund shares redeemed	467,230	893,366	1,104,215
Accrued shareholder servicing fees	32,628	93,827	95,953
Payable to affiliates	19,677	34,201	36,151
Accrued expenses and other liabilities	26,054	34,325	31,244
Total Liabilities	34,810,352	32,916,965	62,656,463
Net Assets	$170,350,682	$461,327,234	$467,989,999

Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$130,549,517	$347,052,310	$417,183,939
Undistributed net investment income (loss)	243,965	(866,002)	(1,232,772)
Accumulated net realized gain on investments	6,807,894	29,051,898	14,272,644
Net unrealized appreciation on investments	32,749,306	86,089,028	37,766,188
Net Assets	$170,350,682	$461,327,234	$467,989,999

Class N Shares:
Net assets	$170,350,682	$461,327,234	$467,989,999
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.56	$18.75	$11.35
Total shares outstanding at end of year	10,951,466	24,607,697	41,216,994

*	Includes Securities Loaned $33,832,383; $30,792,314; $59,685,420.

29	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Assets and Liabilities (Continued)
April 30, 2018

	CLS	CLS
	Flexible	International	CLS
Assets:	Income Fund	Equity Fund	Shelter Fund
Unaffiliated investments, at cost	$239,202,837	$43,059,957	$207,779,203
Affiliated Investments, at cost	42,400,000	22,416,455	6,200,000
Unaffiliated investments in securities, at value *	$237,209,863	$44,906,030	$207,165,407
Affiliated Investments in securities, at value	42,400,000	22,399,372	6,200,000
Receivable for securities sold	514,548	19,161,265	—
Receivable for fund shares sold	166,371	38,018	447,535
Receivable for security lending	55,569	17,813	1,913
Interest and dividends receivable	27,438	381	3,874
Prepaid expenses and other assets	12,426	21,868	15,638
Total Assets	280,386,215	86,544,747	213,834,367

Liabilities:
Securities lending collateral (Note 8)	42,889,302	17,483,746	13,155,460
Payable for securities purchased	597,370	18,877,383	—
Accrued advisory fees	69,814	13,358	138,260
Payable for fund shares redeemed	699,079	123,486	106,188
Accrued shareholder servicing fees	48,513	7,648	36,929
Payable to affiliates	27,021	2,622	10,231
Accrued expenses and other liabilities	28,116	24,045	25,127
Total Liabilities	44,359,215	36,532,288	13,472,195
Net Assets	$236,027,000	$50,012,459	$200,362,172

Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$239,043,934	$44,611,476	$171,569,052
Undistributed net investment income (loss)	816,475	10,038	—
Accumulated net realized gain (loss) on investments	(1,840,435)	3,561,955	29,406,916
Net unrealized appreciation / (depreciation) on investments	(1,992,974)	1,828,990	(613,796)
Net Assets	$236,027,000	$50,012,459	$200,362,172

Class N Shares:
Net assets	$236,027,000	$50,012,459	$200,362,172
Net asset value, offering price, and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.13	$4.83	$14.51
Total shares outstanding at end of year	23,300,226	10,362,735	13,804,590

*	Includes Securities Loaned $49,254,603; $18,760,205; $12,864,064.

30	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations
For the Year Ended April 30, 2018

	CLS Global	CLS Global	CLS
	Aggressive	Diversified	Growth and
	Equity Fund	Equity Fund	Income Fund
Investment Income:
Dividend income - Unaffiliated	$2,165,376	$6,968,200	$10,043,112
Dividend income - Affiliated	659,623	2,628,659	631,562
Interest income	18,706	41,059	116,639
Securities lending income-net *	760,590	861,838	835,001
Total investment income	3,604,295	10,499,756	11,626,314

Expenses:
Investment advisory fees	1,262,978	3,419,908	3,443,329
Shareholder Service Fees:
Class N	420,993	1,139,969	1,147,776
Administration fees	154,274	310,465	310,338
Accounting fees	48,733	76,124	77,526
Transfer agent fees	43,241	55,016	54,727
Trustees’ fees	33,620	31,642	33,352
Registration & filing fees	27,111	26,043	26,969
Printing and postage expense	26,686	58,955	36,979
Professional fees	24,058	20,995	22,248
Custodian fees	13,971	36,043	36,724
Insurance expense	10,903	28,065	29,943
Chief compliance officer fees	9,878	15,624	16,267
Miscellaneous fees and expenses	665	677	641
Total Expenses	2,077,111	5,219,526	5,236,819
Plus: Recapture of fees previously waived by the Advisor	—	25,241	46,728
Less: Fees waived and expenses reimbursed by the Advisor	(140,153)	—	—
Net Expenses	1,936,958	5,244,767	5,283,547
Net Investment Income	1,667,337	5,254,989	6,342,767

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments - Unaffiliated	11,736,279	45,495,594	15,063,689
Investments - Affiliated	60,139	—	—
Distributions of realized gains by underlying investment companies	2,063	539,494	62,500
Total net realized gain	11,798,481	46,035,088	15,126,189
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	2,131,049	7,537,083	12,586,748
Investments - Affiliated	5,304,210	3,641,010	(778,789)
Total net change in unrealized appreciation	7,435,259	11,178,093	11,807,959
Net Realized and Unrealized Gain on Investments	19,233,740	57,213,181	26,934,148
Net Increase in Net Assets Resulting from Operations	$20,901,077	$62,468,170	$33,276,915

*	A portion of securities lending income is from affiliated issuer.

31	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Operations (Continued)
For the Year Ended April 30, 2018

	CLS	CLS
	Flexible	International	CLS
	Income Fund	Equity Fund	Shelter Fund
Investment Income:
Dividend income - Unaffiliated	$6,225,016	$1,245,904	$3,646,880
Dividend income - Affiliated	—	—	—
Interest income	335,041	3,954	30,333
Securities lending income-net *	646,846	181,559	78,242
Total investment income	7,206,903	1,431,417	3,755,455

Expenses:
Investment advisory fees	926,083	377,617	1,230,537
Shareholder Service Fees:
Class N	578,802	125,872	397,486
Administration fees	203,030	52,179	139,355
Accounting fees	55,010	29,286	48,026
Transfer agent fees	66,123	37,171	7,906
Trustees’ fees	33,227	33,658	32,123
Registration & filing fees	27,089	26,619	25,279
Printing and postage expense	26,477	20,430	9,538
Professional fees	22,814	24,390	23,879
Custodian fees	18,714	4,353	12,627
Insurance expense	15,237	3,268	8,897
Chief compliance officer fees	11,673	7,404	9,154
Miscellaneous fees and expenses	682	649	684
Total Expenses	1,984,961	742,896	1,945,491
Plus: Recapture of fees previously waived by the Advisor	—	—	—
Less: Fees waived and expenses reimbursed by the Advisor	(132,609)	(163,830)	(56,398)
Net Expenses	1,852,352	579,066	1,889,093
Net Investment Income	5,354,551	852,351	1,866,362

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments - Unaffiliated	(387,593)	5,696,179	31,010,164
Investments - Affiliated	—	—	—
Distributions of realized gains by underlying investment companies	9,421	4,536	—
Total net realized gain (loss)	(378,172)	5,700,715	31,010,164
Net change in unrealized depreciation on:
Investments - Unaffiliated	(3,073,973)	(80,534)	(14,349,989)
Investments - Affiliated	—	(17,083)	—
Total net change in unrealized depreciation	(3,073,973)	(97,617)	(14,349,989)
Net Realized and Unrealized Gain (Loss) on Investments	(3,452,145)	5,603,098	16,660,175
Net Increase in Net Assets Resulting from Operations	$1,902,406	$6,455,449	$18,526,537

*	A portion of securities lending income is from affiliated issuer.

32	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets

	CLS Global Aggressive		CLS Global Diversified
	Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$1,667,337	$1,390,663	$5,254,989	$7,001,485
Net realized gain on investments	11,796,418	2,556,364	45,495,594	30,307,175
Distributions of realized gains
by underlying investment companies	2,063	124,021	539,494	56,427
Net change in unrealized appreciation on investments	7,435,259	15,516,869	11,178,093	21,996,980
Net increase in net assets resulting from operations	20,901,077	19,587,917	62,468,170	59,362,067

From Distributions to Shareholders:
From Net Investment Income	(1,417,247)	(1,388,651)	(6,442,543)	(12,054,919)
From Net Realized Gains	(6,602,527)	(1,104,946)	(35,413,394)	(2,157,476)
Total Dividends and Distributions to Shareholders	(8,019,774)	(2,493,597)	(41,855,937)	(14,212,395)
From Fund Share Transactions (Note 7)	(1,776,910)	41,707,554	5,776,675	(37,142,380)
Total Increase in Net Assets	11,104,393	58,801,874	26,388,908	8,007,292

Net Assets:
Beginning of year	159,246,289	100,444,415	434,938,326	426,931,034
End of year	$170,350,682	$159,246,289	$461,327,234	$434,938,326
Undistributed net investment income (loss) at end of year	$243,965	$(530,346)	$(866,002)	$(2,209,772)

33	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS Growth		CLS Flexible
	and Income Fund		Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$6,342,767	$6,283,971	$5,354,551	$4,563,647
Net realized gain (loss) on investments	15,063,689	13,510,204	(387,593)	376,266
Distributions of realized gains by underlying investment companies	62,500	30,239	9,421	52,639
Net change in unrealized appreciation (depreciation) on investments	11,807,959	6,967,177	(3,073,973)	1,785,020
Net increase in net assets resulting from operations	33,276,915	26,791,591	1,902,406	6,777,572

From Distributions to Shareholders:
From Net Investment Income	(6,900,759)	(6,312,499)	(5,382,624)	(4,755,543)
From Net Realized Gains	(16,826,458)	(747,167)	—	—
Total Dividends and Distributions to Shareholders	(23,727,217)	(7,059,666)	(5,382,624)	(4,755,543)
From Fund Share Transactions (Note 7)	12,680,849	60,418,255	11,365,194	31,516,605
Total Increase in Net Assets	22,230,547	80,150,180	7,884,976	33,538,634

Net Assets:
Beginning of year	445,759,452	365,609,272	228,142,024	194,603,390
End of year	$467,989,999	$445,759,452	$236,027,000	$228,142,024
Undistributed net investment income (loss) at end of year	$(1,232,772)	$138,068	$816,475	$524,440

34	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Statements of Changes in Net Assets (Continued)

	CLS International		CLS
	Equity Fund		Shelter Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018	April 30, 2017	April 30, 2018	April 30, 2017
Increase (Decrease) in Net Assets:

From Operations:
Net investment income	$852,351	$360,187	$1,866,362	$886,813
Net realized gain on investments	5,696,179	1,115,903	31,010,164	4,843,884
Distributions of realized gains by underlying investment companies	4,536	—	—	—
Net change in unrealized appreciation (depreciation) on investments	(97,617)	916,910	(14,349,989)	9,414,042
Net increase in net assets resulting from operations	6,455,449	2,393,000	18,526,537	15,144,739

From Distributions to Shareholders:
From Net Investment Income	(812,911)	(297,017)	(1,948,420)	(977,412)
From Net Realized Gains	(2,136,020)	(156,182)	(1,746,034)	(1,560,749)
Total Dividends and Distributions to Shareholders	(2,948,931)	(453,199)	(3,694,454)	(2,538,161)
From Fund Share Transactions (Note 7)	(2,137,844)	26,950,540	56,152,254	22,442,367
Total Increase in Net Assets	1,368,674	28,890,341	70,984,337	35,048,945

Net Assets:
Beginning of year	48,643,785	19,753,444	129,377,835	94,328,890
End of year	$50,012,459	$48,643,785	$200,362,172	$129,377,835
Undistributed net investment income (loss) at end of year	$10,038	$(29,402)	$—	$—

35	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Global Aggressive Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$14.38	$12.26	$13.73	$13.47	$13.37

Income (loss) from investment operations:
Net investment income(a)(b)	0.15	0.17	0.26	0.24	0.08
Net realized and unrealized gain (loss) on investments	1.78	2.29	(1.14)	0.74	2.26
Total income (loss) from investment operations	1.93	2.46	(0.88)	0.98	2.34

Less distributions from:
Net investment income	(0.13)	(0.19)	(0.25)	(0.22)	(0.23)
Net realized gains	(0.62)	(0.15)	(0.34)	(0.50)	(2.01)
Total distributions from net investment income and net realized gains	(0.75)	(0.34)	(0.59)	(0.72)	(2.24)

Net asset value, end of year	$15.56	$14.38	$12.26	$13.73	$13.47

Total return(c)	13.44%	20.23%	(6.39)%	7.50%	17.87%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$170,351	$159,246	$100,444	$101,201	$92,176
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.23%	1.40%	1.38%	1.36%	1.37%
Ratio of net investment income to average net assets(b)	0.99%	1.30%	2.10%	1.81%	0.61%
Portfolio turnover rate	28%	32%	35%	50%	24%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

36	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Global Diversified Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$17.94	$16.15	$18.26	$17.61	$15.43

Income (loss) from investment operations:
Net investment income(a)(b)	0.22	0.28	0.27	0.21	0.13
Net realized and unrealized gain (loss) on investments	2.42	2.09	(1.66)	0.95	2.17
Total income (loss) from investment operations	2.64	2.37	(1.39)	1.16	2.30

Less distributions from:
Net investment income	(0.28)	(0.49)	(0.13)	(0.34)	(0.12)
Net realized gains	(1.55)	(0.09)	(0.59)	(0.17)	—
Total distributions from net investment income and net realized gains	(1.83)	(0.58)	(0.72)	(0.51)	(0.12)

Net asset value, end of year	$18.75	$17.94	$16.15	$18.26	$17.61

Total return(c)	14.84%	14.95%	(7.59)%	6.68%	14.93%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$461,327	$434,938	$424,701	$567,510	$484,015
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.13%	1.20%	1.19%	1.17%	1.18%
Ratio of net investment income to average net assets(b)	1.15%	1.64%	1.59%	1.19%	0.78%
Portfolio turnover rate	24%	41%	58%	33%	27%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

37	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Growth and Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.12	$10.55	$10.99	$10.82	$10.94

Income (loss) from investment operations:
Net investment income(a)(b)	0.16	0.19	0.15	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.68	0.61	(0.40)	0.22	0.56
Total income (loss) from investment operations	0.84	0.80	(0.25)	0.36	0.65

Less distributions from:
Net investment income	(0.18)	(0.21)	(0.13)	(0.11)	(0.31)
Net realized gains	(0.43)	(0.02)	(0.06)	(0.08)	(0.46)
Total distributions from net investment income and net realized gains	(0.61)	(0.23)	(0.19)	(0.19)	(0.77)

Net asset value, end of year	$11.35	$11.12	$10.55	$10.99	$10.82

Total return(c)	7.55%	7.68%	(2.14)%	3.31%	6.08%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$467,990	$445,759	$365,609	$423,486	$305,585
Ratio of net expenses to average net assets after expense reimbursement/recapture(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements/recapture(d)	1.14%	1.21%	1.19%	1.19%	1.23%
Ratio of net investment income to average net assets(b)	1.38%	1.75%	1.42%	1.33%	0.82%
Portfolio turnover rate	23%	45%	56%	31%	39%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

38	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Flexible Income Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.28	$10.18	$10.35	$10.40	$10.76

Income (loss) from investment operations:
Net investment income(a)(b)	0.24	0.24	0.24	0.23	0.22
Net realized and unrealized gain (loss) on investments	(0.15)	0.11	(0.17)	(0.05)	(0.23)
Total income (loss) from investment operations	0.09	0.35	0.07	0.18	(0.01)

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.24)	(0.23)	(0.22)
Net realized gains	—	—	—	—	(0.13)
Total distributions from net investment income and net realized gains	(0.24)	(0.25)	(0.24)	(0.23)	(0.35)

Net asset value, end of year	$10.13	$10.28	$10.18	$10.35	$10.40

Total return(c)	0.86%	3.48%	0.71%	1.75%	(0.01)%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$236,027	$228,142	$194,603	$197,700	$164,000
Ratio of net expenses to average net assets after expense reimbursement(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers and reimbursements(d)	0.86%	0.99%	0.94%	0.93%	0.97%
Ratio of net investment income to average net assets(b)	2.32%	2.35%	2.33%	2.24%	2.08%
Portfolio turnover rate	13%	9%	19%	5%	24%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

39	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS International Equity Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015		2014

Net asset value, beginning of year	$4.50	$4.19	$4.68	$10.61		$10.75

Income (loss) from investment operations:
Net investment income(a)(b)	0.08	0.07	0.10	0.11		0.08
Net realized and unrealized gain (loss) on investments	0.54	0.34	(0.48)	0.33		0.73
Total income (loss) from investment operations	0.62	0.41	(0.38)	0.44		0.81

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.11)	(0.23)		(0.08)
Net realized gains	(0.21)	(0.03)	—	(6.14)		(0.87)
Total distributions from net investment income and net realized gains	(0.29)	(0.10)	(0.11)	(6.37)		(0.95)

Net asset value, end of year	$4.83	$4.50	$4.19	$4.68		$10.61

Total return(c)	13.98%	10.03%	(8.11)%	9.82%		7.75%

Ratios and Supplemental Data:

Net assets, end of year (in 000’s)	$50,012	$48,644	$19,753	$13,884		$255,231
Ratio of expenses to average net assets, excluding dividends from securities sold short and interest expense(d)	1.15%	1.15%	1.15%	1.15	% (e)	1.15	% (e)
Ratio of expenses to average net assets before waivers and reimbursements, excluding dividends from securities sold short and interest expense(d)	1.48%	2.07%	2.21%	1.37	% (f)	1.25	% (f)
Ratio of net investment income to average net assets(b)	1.70%	1.62%	2.55%	1.06%		0.72%
Portfolio turnover rate	111%	155%	230%	45%		44%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

(e)	Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.19% for the year ended April 30, 2015 and 1.23% for the year ended April 30, 2014.

(f)	Including dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.41% for the year ended April 30, 2015 and 1.33% for the year ended April 30, 2014. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

40	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Financial Highlights
CLS Shelter Fund

Selected data based on a share outstanding throughout each year indicated.

	Class N Shares
	Fiscal Years Ending April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.10	$11.65	$13.35	$12.21	$10.59

Income (loss) from investment operations:
Net investment income(a)(b)	0.16	0.10	0.15	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.56	1.64	(0.75)	1.10	1.57
Total income (loss) from investment operations	1.72	1.74	(0.60)	1.23	1.66

Less distributions from:
Net investment income	(0.16)	(0.11)	(0.22)	(0.09)	(0.04)
Net realized gains	(0.15)	(0.18)	(0.88)	—	—
Total distributions from net investment income and net realized gains	(0.31)	(0.29)	(1.10)	(0.09)	(0.04)

Net asset value, end of year	$14.51	$13.10	$11.65	$13.35	$12.21

Total return(c)	13.11%	15.11%	(4.43)%	10.11%	15.66%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$200,362	$129,378	$94,329	$98,241	$69,314
Ratio of net expenses to average net assets after expense reimbursement(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers and reimbursements(d)	1.18%	1.24%	1.24%	1.27%	1.37%
Ratio of net investment income to average net assets(b)	1.14%	0.83%	1.19%	0.99%	0.75%
Portfolio turnover rate	172%	147%	346%	106%	158%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(d)	Does not include the expenses of the investment companies in which the Fund invests.

41	Refer to the Notes to Financial Statements in this Report for further information regarding the values set forth above.

AdvisorOne Funds Annual Report

Notes to Financial Statements
April 30, 2018

1.	Organization

AdvisorOne Funds (the “Trust” or the “Funds”) was organized as a Delaware Business Trust in December 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund and CLS Shelter Fund, collectively the “Funds” and each individually a “Fund,” are each a diversified series of the Trust. The Funds each offer an unlimited number of Class N shares of beneficial interest without par value.

Fund	The primary investment objective of each Fund is as follows:
CLS Global Aggressive Equity Fund	Long-term growth
CLS Global Diversified Equity Fund	Long-term growth of capital without regard to current income
CLS Growth and Income Fund	Combination of current income and growth of capital
CLS Flexible Income Fund	Total return, consisting of capital growth and income, consistent with preservation of capital
CLS International Equity Fund	Growth of capital and current income
Limiting the impact of large equity market declines.
CLS Shelter Fund	The Fund’s secondary investment objective is growth of capital.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

Under the amortized cost method, a portfolio instrument is valued at cost and any premium or discount is amortized to maturity. Amortization of premium and accretion of market discount are charged to income. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial Officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by their Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2018 for the Funds’ investments measured at fair value:

CLS Global Aggressive Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$170,501,874	$—	$—	$170,501,874
Money Market Funds	302,835	—	—	302,835
Collateral for Securities Loaned	34,176,118	—	—	34,176,118
Total	$204,980,827	$—	$—	$204,980,827

CLS Global Diversified Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$460,325,144	$—	$—	$460,325,144
Money Market Funds	1,065,085	—	—	1,065,085
Collateral for Securities Loaned	31,573,670	—	—	31,573,670
Total	$492,963,899	$—	$—	$492,963,899

CLS Growth and Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$185,970,527	$—	$—	$185,970,527
Equity Funds	275,839,666	—	—	275,839,666
Money Market Funds	7,246,735	—	—	7,246,735
Collateral for Securities Loaned	61,101,437	—	—	61,101,437
Total	$530,158,365	$—	$—	$530,158,365

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

CLS Flexible Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Bond Funds	$201,549,227	$—	$—	$201,549,227
Equity Funds	22,099,138	—	—	22,099,138
U.S. Government & Agency Obligations	—	5,788,142	—	5,788,142
Money Market Funds	7,284,054	—	—	7,284,054
Collateral for Securities Loaned	42,889,302	—	—	42,889,302
Total	$273,821,721	$5,788,142	$—	$279,609,863

CLS International Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$49,661,467	$—	$—	$49,661,467
Money Market Funds	160,189	—	—	160,189
Collateral for Securities Loaned	17,483,746	—	—	17,483,746
Total	$67,305,402	$—	$—	$67,305,402

CLS Shelter Fund

Assets *	Level 1	Level 2	Level 3	Total
Equity Funds	$196,684,704	$—	$—	$196,684,704
Money Market Funds	3,525,243	—	—	3,525,243
Collateral for Securities Loaned	13,155,460	—	—	13,155,460
Total	$213,365,407	$—	$—	$213,365,407

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of any level during the year. It is the Funds’ policy to recognize transfers between Level 1 & Level 2 at the end of the reporting year.

*	Refer to the Schedules of Investments for security classifications.

Exchange Traded Funds

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Taxes

It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Funds’ 2018 tax returns. The Funds identified their major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Related Income

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund, are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds. Each fund’s income, expenses (other than the class specific distribution and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Distributions to Shareholders

Income will normally be declared and distributed at least annually for all Funds with the exception of the CLS Flexible Income Fund. Income will normally be declared and distributed monthly for the CLS Flexible Income Fund. The Funds declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to the treatment of wash sale losses, grantor trust and partnership income.

Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

3.	Investment Advisory Agreement and Transactions with Affiliates

Advisory Fees

The Trust has entered into an Investment Advisory Agreement with CLS Investments, LLC (the “Advisor”), a subsidiary of NorthStar Financial Services Group, LLC. As compensation for the services rendered, facilities furnished, and expenses borne by the Advisor, the Funds will pay the Advisor a fee accrued daily and paid monthly, at the annualized rate of 0.75% of net assets for CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, and CLS Shelter Fund; CLS Flexible Income at the annualized rate of 0.40%. During the year ended April 30, 2018, the Advisor earned the following fees:

Fund	Advisory Fee
CLS Global Aggressive Equity Fund	$1,262,978
CLS Global Diversified Equity Fund	3,419,908
CLS Growth and Income Fund	3,443,329
CLS Flexible Income Fund	926,083
CLS International Equity Fund	377,617
CLS Shelter Fund	1,203,537

The Trustees have adopted a Shareholder Servicing Plan with respect to the Class N Shares (“Shareholder Servicing Plan”). The Shareholder Servicing Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Shareholder Servicing Plan, the Funds pay CLS an amount up to 0.25% of average net assets attributable to Class N Shares, of the respective Funds on an annualized basis. CLS shall use monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

The Advisor has contractually agreed to waive or limit its management fees and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, indirect fees and expenses of underlying funds, and extraordinary or non-recurring expenses, through August 31, 2019, so that the annual operating expenses of the Funds do not exceed the percentage of the average daily net assets as indicated below:

Expense Limitation
Class N
CLS Global Aggressive Fund, CLS Global Diversified Equity Fund,
CLS Growth and Income Fund, CLS International Equity Fund, and CLS Shelter Fund	1.25%

Class N
CLS Flexible Income Fund	0.90%

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

The waivers and reimbursements, if any, of the Advisor’s fees pursuant to this contractual agreement for the year ended April 30, 2018, were as follows:

Fund	Waiver/Reimbursement
CLS Global Aggressive Equity Fund	$140,153
CLS Flexible Income Fund	132,609
CLS International Equity Fund	163,830
CLS Shelter Fund	56,398

Fees waived or expenses reimbursed may be recouped by the Advisor from a Fund for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made by a Fund if it would result in the Fund exceeding the contractual expense limitation described above. During the year ended April 30, 2018, the Advisor recaptured $25,241 and $46,728 from the CLS Global Diversified Equity Fund and the CLS Growth and Income Fund,respectively, for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Funds. The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through April 30 of the years indicated:

Fund	2019	2020	2021	Total
CLS Global Aggressive Equity Fund	$216,606	$262,430	$140,153	$619,189
CLS Global Diversified Equity Fund	183,160	199,886	—	383,046
CLS Growth and Income Fund	162,615	203,858	—	366,473
CLS Flexible Income Fund	272,835	359,396	132,609	764,840
CLS International Equity Fund	151,643	204,960	163,830	520,433
CLS Shelter Fund	84,181	94,615	56,398	235,194

Distributor

The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of the Advisor that serves as principal underwriter for each Fund of the Trust and maintains all records required to be maintained pursuant to the Fund’s Shareholder Services Plan.

Administration, Fund Accounting, Transfer Agent, Custody Administration Fees

Gemini Fund Services, LLC (“GFS”), an affiliate of the Advisor and Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain Affiliates of the distributor provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of the Distributor, GFS and the Advisor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Distributor, GFS and the Advisor, provides a chief compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Trustees Fees

The Trust pays each Trustee of the Trust who was not an interested person an annual fee of $50,000 per year paid in quarterly installments. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

4.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities (including written options and short sales) owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at April 30, 2018, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
CLS Global Aggressive Equity Fund	$172,231,521	$33,291,889	$(542,583)	$32,749,306
CLS Global Diversified Equity Fund	407,914,798	86,600,470	(1,551,369)	85,049,101
CLS Growth and Income Fund	494,190,622	41,865,218	(5,897,475)	35,967,743
CLS Flexible Income Fund	280,941,735	4,194,379	(5,526,251)	(1,331,872)
CLS International Equity Fund	65,476,765	2,593,644	(764,654)	1,828,990
CLS Shelter Fund	223,819,271	1,974,089	(12,427,953)	(10,453,864)

5.	Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended April 30, 2018, were as follows:

Fund	Purchases	Sales
CLS Global Aggressive Equity Fund	$47,190,748	$49,654,859
CLS Global Diversified Equity Fund	107,730,112	136,181,840
CLS Growth and Income Fund	105,700,167	103,300,703
CLS Flexible Income Fund	40,872,458	28,715,641
CLS International Equity Fund	55,222,713	59,099,011
CLS Shelter Fund	330,396,246	277,264,117

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

6.	Investments in affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are Affiliates at April 30, 2018 are noted in the Funds’ Portfolio of Investments. Transactions during the year with companies that are Affiliates are as follows:

CLS Global Aggressive Equity Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$36,000,000	$—	$4,675,000	$—	$—	$—	$31,325,000	31,325,000
316092782	Fidelity Value	—	4,279,085	—	80,619	—	470,235	4,749,320	148,000
316092816	Factor ETF Fidelity Momentum Factor ETF iShares U.S.	—	4,277,948	—	53,163	—	618,052	4,896,000	153,000
464288786	Insurance	6,640,080	—	131,028	142,777	60,139	448,022	7,017,213	107,500
46435G409	ETF iShares Edge MSCI International Value Factor ETF	6,952,890	1,076,960	—	222,378	—	919,458	8,949,308	333,000
47804J875	John Hancock Multifactor Consumer Staples ETF	—	5,113,250		38,000	—	(35,250)	5,078,000	200,000

518416201	Hartford Multifactor Emerging Markets ETF	1,034,594	2,173,407	—	65,566	—	294,370	3,502,371	138,000
92189F684	Van Eck Vectors Retail ETF	2,357,120	1,368,380	—	57,120	—	628,250	4,353,750	45,000
Total		$52,984,684	$18,289,030	$4,806,028	$659,623	$60,139	$3,343,137	$69,870,962	32,449,500

*	Related management.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

CLS Global Diversified Equity Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$43,800,000	$—	$17,275,000	$—	$—	$—	$26,525,000	26,525,000
23908L108	Davis Select Financial ETF	1,155,550	16,611,950	—	203,515	—	1,424,500	19,192,000	800,000
78463X376	SPDR MSCI Canada - Strategic Factors ETF	—	6,184,000	—	—	—	(295,100)	5,888,900	100,000
78467V889	SPDR MFS Systematic Growth Equity ETF	—	11,748,000	—	—	—	130,200	11,878,200	150,000
78463X533	SPDR S&P Emerging Markets Dividend ETF	40,837,500	—	—	1,441,726	—	6,201,250	47,038,750	1,375,000
78468R747	SPDR SSGA Gender Diversity Index ETF	463,120	16,580,000	—	983,418	—	1,178,180	18,221,300	257,000
Total		$86,256,170	$51,123,950	$17,275,000	$2,628,659	$—	$8,639,030	$128,744,150	29,207,000

*	Related management.

CLS Growth and Income Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$31,900,000	$20,600,000	$—	$—	$—	$—	$52,500,000	52,500,000
316188309	Fidelity Total Bond ETF	24,561,845	—	—	631,562	—	(676,149)	23,885,696	489,963
Total		$56,461,845	$20,600,000	$—	$631,562	$—	$(676,149)	$76,385,696	52,989,963

*	Related management.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

CLS Flexible Income Fund

Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$23,500,000	$18,900,000	$—	$—	$—	$—	$42,400,000	42,400,000

*	Related management.

CLS International Equity Fund

							Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$8,600,000	$7,500,000	$—	$—	$—	$—	$16,100,000	16,100,000
46434V456	iShares Edge MSCI International Quality Factor ETF	—	6,316,455	—	—	—	(17,083)	6,299,372	210,900
Total		$8,600,000	$13,816,455	$—	$—	$—	$(17,083)	$22,399,372	$16,310,900

*	Related management.

CLS Shelter Fund

Change in
		Value-			Dividends	Realized	Unrealized		Shares
		Beginning		Sales	Credited	Gain	Appreciation/	Value-	held at
CUSIP	Description	of Year	Purchases	Proceeds	to Income	(Loss)	(Depreciation)	End of Year	End of Year
00764F383	Milestone Treasury Obligations Fund*	$—	$6,200,000	$—	$—	$—	$—	$6,200,000	6,200,000

*	Related management.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

7.	Shareholders’ Transactions

As of April 30, 2018, the Funds had an unlimited number of shares authorized. Following is a summary of shareholder transactions for each Fund:

	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
CLS Global Aggressive Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	1,538,080	$23,815,146	5,144,894	$71,704,711
Shares issued to shareholders in reinvestment	511,173	8,010,075	186,920	2,491,647
Shares redeemed	(2,174,210)	(33,602,131)	(2,446,941)	(32,488,804)
Net increase (decrease)	(124,957)	$(1,776,910)	2,884,873	$41,707,554

CLS Global Diversified Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	3,170,632	$60,154,971	5,262,955	$89,574,348
Shares issued to shareholders in reinvestment	2,256,120	41,738,217	851,764	14,173,354
Shares redeemed	(5,067,007)	(96,116,513)	(8,158,126)	(138,555,544)
Net increase (decrease)	359,745	$5,776,675	(2,043,407)	$(34,807,842)

CLS Growth and Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	6,243,077	$71,530,710	14,911,550	$163,116,323
Shares issued to shareholders in reinvestment	2,092,602	23,688,259	661,842	7,048,616
Shares redeemed	(7,221,569)	(82,538,120)	(10,140,737)	(109,746,684)
Net increase	1,114,110	$12,680,849	5,432,655	$60,418,255

CLS Flexible Income Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	4,717,190	$48,543,342	7,992,803	$81,734,165
Shares issued to shareholders in reinvestment	522,571	5,367,551	464,382	4,748,554
Shares redeemed	(4,138,299)	(42,545,699)	(5,365,745)	(54,966,114)
Net increase	1,101,462	$11,365,194	3,091,440	$31,516,605

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

	Year Ended		Year Ended
	April 30, 2018		April 30, 2017
CLS International Equity Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	1,451,152	$7,011,044	7,594,616	$33,398,259
Shares issued to shareholders in reinvestment	618,903	2,939,790	108,781	444,913
Shares redeemed	(2,509,559)	(12,088,678)	(1,617,274)	(6,892,632)
Net increase (decrease)	(439,504)	$(2,137,844)	6,086,123	$26,950,540

CLS Shelter Fund	Shares	Dollars	Shares	Dollars
Class N Shares:
Shares Sold	5,898,817	$84,114,349	3,733,748	$46,624,772
Shares issued to shareholders in reinvestment	252,842	3,681,373	203,764	2,526,673
Shares redeemed	(2,222,581)	(31,643,468)	(2,161,039)	(26,709,078)
Net increase	3,929,078	$56,152,254	1,776,473	$22,442,367

8.	Securities Lending

The CLS Global Aggressive Equity Fund, CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, and CLS Shelter Fund have entered into a securities lending arrangement with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the agreement, the Funds are authorized to loan securities through the Lending Agent to approved third-party borrowers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the statement of Assets & Liabilities and on the Schedule of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

The Lending Agent may invest the cash collateral received in connection with securities lending transactions in the Milestone Treasury Obligations Fund. The Milestone Treasury Obligations Fund is deemed an affiliate of the Trust and is managed by CLS Investments, LLC. The Milestone Treasury Obligations Fund is registered under the 1940 Act as an open end investment company, is subject to Rule 2a-7 under the 190 Act, which CLS may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Milestone Treasury Obligations Fund.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2018:

CLS Global Aggressive Equity Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$33,832,383	$—	$—	$—	$33,832,383
Total Borrowings	$33,832,383	$—	$—	$—	$33,832,383
Gross amount of recognized liabilities for securities lending transactions					$33,832,383

CLS Global Diversified Equity Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$30,792,314	$—	$—	$—	$30,792,314
Total Borrowings	$30,792,314	$—	$—	$—	$30,792,314
Gross amount of recognized liabilities for securities lending transactions					$30,792,314

CLS Growth and Income Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$59,685,420	$—	$—	$—	$59,685,420
Total Borrowings	$59,685,420	$—	$—	$—	$59,685,420
Gross amount of recognized liabilities for securities lending transactions					$59,685,420

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

CLS Flexible Income Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$49,254,603	$—	$—	$—	$49,254,603
Total Borrowings	$49,254,603	$—	$—	$—	$49,254,603
Gross amount of recognized liabilities for securities lending transactions					$49,254,603

CLS International Equity Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$18,760,205	$—	$—	$—	$18,760,205
Total Borrowings	$18,760,205	$—	$—	$—	$18,760,205
Gross amount of recognized liabilities for securities lending transactions					$18,760,205

CLS Shelter Fund	Remaining Contractual Maturity of the Agreements as of April 30, 2018

	Overnight and		Between
Securities Lending Transactions	Continuous	< 30 days	30 & 90 days	> 90 days	Total
Exchange Traded Funds	$12,864,064	$—	$—	$—	$12,864,064
Total Borrowings	$12,864,064	$—	$—	$—	$12,864,064
Gross amount of recognized liabilities for securities lending transactions					$12,864,064

Securities Lending income represents a portion of total investment income and may not continue in the future due to market conditions.

	Gross Amounts		Gross Amounts not offset in the
	Recognized		Statement of Assets & Liabilities
	in Statements		Financial		Cash
	of Assets &		Instruments		Collateral	Net Amount
Fund	Liabilities		Pledged		Pledged	of Assets
CLS Global Aggressive Equity Fund	$34,176,118	(1)	$34,176,118	(2)	$—	$—
CLS Global Diversified Equity Fund	31,573,670	(1)	31,573,670	(2)	—	—
CLS Growth and Income Fund	61,101,437	(1)	61,101,437	(2)	—	—
CLS Flexible Income Fund	42,889,302	(1)	42,889,302	(2)	—	—
CLS International Equity Fund	17,483,746	(1)	17,483,746	(2)	—	—
CLS Shelter Fund	13,155,460	(1)	13,155,460	(2)	—	—

(1)	Collateral for Securities Loaned at value as presented in the Schedule of Investments.

(2)	The amount is limited to the liability balance and accordingly, does not include excess collateral pledged.

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2018, Nationwide Trust Company held the following voting securities for the sole benefit of customers and may be deemed to control the Funds:

Fund
CLS Global Aggressive Equity Fund	28.45%
CLS International Equity Fund	28.01%

10.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions for the following periods were as follows:

For the year ended April 30, 2018:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$1,933,764	$6,086,010	$8,019,774
CLS Global Diversified Equity Fund	6,159,421	35,696,516	41,855,937
CLS Growth and Income Fund	9,913,987	13,813,230	23,727,217
CLS Flexible Income Fund	5,382,624	—	5,382,624
CLS International Equity Fund	2,834,663	114,268	2,948,931
CLS Shelter Fund	3,694,454	—	3,694,454

For the year ended April 30, 2017:

		Long-Term
Portfolio	Ordinary Income	Capital Gains	Total
CLS Global Aggressive Equity Fund	$1,669,367	$824,230	$2,493,597
CLS Global Diversified Equity Fund	11,074,151	3,138,244	14,212,395
CLS Growth and Income Fund	6,312,499	747,167	7,059,666
CLS Flexible Income Fund	4,755,543	—	4,755,543
CLS International Equity Fund	422,792	30,407	453,199
CLS Shelter Fund	2,538,161	—	2,538,161

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

As of April 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

			Post
			October	Capital			Total
	Undistributed	Undistributed	Loss and	Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	Late Year	Carry	Book/Tax	Appreciation/	Earnings/
Portfolio	Income	Capital Gains	Loss	Forwards	differences	(Depreciation)	(Deficits)
CLS Global Aggressive Equity Fund	$243,965	$6,807,894	$—	$—	$—	$32,749,306	$39,801,165
CLS Global Diversified Fund	—	29,225,823	—	—	—	85,049,101	114,274,924
CLS Growth and Income Fund	1,038,877	13,799,440	—	—	—	35,967,743	50,806,060
CLS Flexible Income Fund	154,647	—	—	(1,839,709)	—	(1,331,872)	(3,016,934)
CLS International Equity Fund	1,616,214	1,955,779	—	—	—	1,828,990	5,400,983
CLS Shelter Fund	14,854,236	24,392,748	—	—	—	(10,453,864)	28,793,120

The difference between book basis and tax basis undistributed net investment income/loss, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships and C-Corporation return of capital distributions.

At April 30, 2018, the Flexible Income Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
CLS Flexible Income Fund	$269,029	$1,570,680	$1,839,709

AdvisorOne Funds Annual Report

Notes to Financial Statements (Continued)
April 30, 2018

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and adjustments for paydowns and partnerships, resulted in reclassifications for the year ended April 30, 2018 as follows:

		Undistributed	Undistributed
	Paid In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
CLS Global Aggressive Equity Fund	$—	$524,221	$(524,221)
CLS Global Diversified Equity Fund	—	2,531,324	(2,531,324)
CLS Growth and Income Fund	—	(812,848)	812,848
CLS Flexible Income Fund	—	320,108	(320,108)
CLS Shelter Fund	—	82,058	(82,058)

11.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

AdvisorOne Funds Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AdvisorOne Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CLS Global Aggressive Equity Fund, CLS Global Diversified Fund, CLS Growth and Income Fund, CLS Flexible Income Fund, CLS International Equity Fund, and CLS Shelter Fund (the “Funds”), each a series of AdvisorOne Funds (the “Trust”), including the schedules of investments, as of April 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 29, 2018

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Funds you may incur ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first line of each section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the applicable number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of each section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AdvisorOne Funds Annual Report

Shareholder Expense Example (Unaudited) (Continued)

	Beginning	Ending	Expense	Expenses
	Account Value	Account Value	Ratio	Paid During
	5/1/2017	4/30/18	(Annualized)	the Period

CLS Global Aggressive Equity Fund
Actual	$1,000.00	$1,028.50	1.15%	$5.78	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Global Diversified Fund
Actual:	1,000.00	1,043.60	1.15%	5.83	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Growth and Income Fund
Actual	1,000.00	1,019.60	1.15%	5.76	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Flexible Income Fund
Actual	1,000.00	993.00	0.80%	3.95	*
Hypothetical (5% return before expenses):	1,000.00	1,020.83	0.80%	4.01	*

CLS International Equity Fund
Actual	1,000.00	1,030.00	1.15%	5.79	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

CLS Shelter Fund
Actual	1,000.00	1,039.10	1.15%	5.81	*
Hypothetical (5% return before expenses):	1,000.00	1,019.09	1.15%	5.76	*

*	Expenses are equal to each Fund’s respective annual expense ratios for the most recent six month period, multiplied by the average account value over the period, multiplied by 181/365.

AdvisorOne Funds Annual Report

Independent Trustees

Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, NE 68130.

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Gary W. Lanzen 1954	Trustee Since 2003	Retired (since December 31, 2012).	7	Northern Lights Fund Trust, and Northern Lights Variable Trust (since 2005); Alternative Strategies Fund (since 2010)
Larry A. Carter 1952	Trustee Since February 2012	Retired (since January 1, 2017); Consultant to private equity clients on grain processing industry (2004-2016).	7	NONE
John W. Davidson 1946	Trustee Since February 2012	Creator, author and founder of John Davidson’s Economic Comments (since 2009).	7	Horizon Funds Trust (since 2015)
Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (since 1987).	7	NONE

AdvisorOne Funds Annual Report

Interested Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Todd Clarke(3) 1969	Trustee Since November 2012	Managing Director, NorthStar Financial Services Group, LLC (since September 2016); Chief Executive Officer and Manager, CLS Investments, LLC (September 2012-September 2016) ; Director, Constellation Trust Company (since February 2013); Director, NorthStar CTC Holdings, Inc. (since April 2015); Manager of NorthStar Topco, LLC, NorthStar Financial Services Group, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC, Blu Giant, LLC, Northern Lights Compliance Services, LLC (since April 2015).	7	NONE
Ryan Beach 1977	President Since November 2012	President of the Trust, Chief Executive Officer (since September 2016); President, CLS Investments, LLC (September 2012-September 2016); Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since April 2015); Chief Executive Officer (since June 2017); President, Constellation Trust Company and NorthStar CTC Holdings, Inc. (October 2015 to June 2017)	N/A	N/A
Michael J. Wagner 1950	Chief Compliance Officer Since 2006	President (since April 2006) of Northern Lights Compliance Services, LLC.	N/A	N/A
Daniel Applegarth 1980	Treasurer and Principal Financial Officer Since September 2017	Treasurer and Principal Financial Officer of the Trust (since September 2017); Chief Financial Officer and Treasurer of NorthStar Financial Services Group, LLC (since 2010), Treasurer of CLS Investments, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Compliance Services, LLC, and Blu Giant, LLC (since 2006); and Treasurer of Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC (since 2013); and Treasurer (since 2006) and Director (since 2009) of Constellation Trust Company.	N/A	N/A
Michael Forker 1986	Secretary Since January 2018	Chief Compliance Officer, CLS Investments, LLC (since May 2014); Compliance Officer, CLS Investments, LLC (2012-2014); Attorney, Bryan Hill Law (2011-2012); Compliance Consultant, RIA Compliance Consultants (2011-2012).	N/A	N/A

(1)	The term of office for each Trustee and Officer listed above will continue indefinitely except as provided in the Trust’s retirement policy.

(2)	The term “Fund Complex” refers to the AdvisorOne Funds trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.

(3)	Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his position with NorthStar Financial Services Group, LLC, parent company of CLS Investments, LLC (investment adviser to the Funds), Northern Lights Distributors, LLC (distributor of the Funds), and Gemini Fund Services, LLC (administrator, transfer agent, and fund accountant to the Funds).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge upon request by calling toll-free at 1-866-811-0225.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited)

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the AdvisorOne Funds (the “Trust”) held on April 19, 2018, the Board, including those Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust and CLS Investments, LLC (“CLS”) on behalf of the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Global Aggressive Equity, CLS Flexible Income, CLS Shelter Fund and the Milestone Treasury Obligations Fund (individually, each a “Fund” and collectively, the “Funds”)(“Advisory Agreement”).

The Board reviewed and discussed written materials that were provided by CLS in advance of the Meeting, CLS’s oral presentation and other information that the Board received at the Meeting. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by CLS to the Funds, the Trustees reviewed materials provided by CLS related to the Advisory Agreement, including a description of the manner in which investment decisions are made and executed, and discussed the professional personnel performing services for the Funds, including the team of individuals that primarily monitor and execute the investment process, noting their decades of combined experience. They noted the technical designations of CLS personnel including noting the number of CFAs managing the Funds. The Trustees expressed confidence in the entire portfolio management team, citing the consistent portfolio management process that the CIO had achieved. The Trustees agreed that the addition of a CIO has had a positive impact on the quality of service provided, in particular, as reflected in the performance of the Funds, responsiveness to Board inquiries and provision of materials to the Trustees. They agreed that the CIO had created a culture of learning at CLS and instilled risk mitigation as a thematic approach to managing the Funds. The Trustees agreed that the CLS team reflected high ethical, educational and professionalism standards. They noted that CLS reported no material compliance issues since the last contract renewal. The Trustees noted the specified risk benchmarks for each Core Fund and agreed that there was a clear delineation between each Fund and the specified risk level. They agreed that the Funds’ more recent performance was an indication of the improvements in performance returns in light of advisor changes. The Board reviewed the financial information provided by CLS and concluded that CLS had the financial resources to meet its obligations to the Funds. The Trustees viewed the overall services provided by CLS as satisfactory.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

Performance. The Trustees reviewed each Fund’s performance over various time periods. They agreed that their focus should be on more recent performance, since the implementation of amendments to each Fund’s strategies. The Trustees reviewed performance information provided by Morningstar and also considered the 3 year performance data provided by CLS in the quarterly performance reports for each Fund. The Trustees found the 3 year performance information to be particularly helpful in understanding current capabilities of CLS. With regards to performance, the Board also noted the following:

●	Global Aggressive Equity Fund: The Trustees noted the advisor was achieving the Fund’s objective of long term growth and was rated a four-star fund by Morningstar. They noted the Fund’s risk adjusted rating was in the top 23% of its peer group over the three-year time period and in the top 29% over the five-year time period.

●	Global Diversified Equity Fund: The Trustees noted the advisor was achieving the Fund’s objective of long term growth with a risk adjusted rating of 44% over 3 years, an improved rating from 54% and 52% for the 5 and 10 year periods, respectively.

●	Growth and Income Fund: The Trustees noted that the Fund showed a dramatic improvement in its 3 year risk adjusted rating of 18% relative to the 51% and 84% for the 5 and 10 year periods, respectively. They further noted the Fund was rated 3-stars by Morningstar and was achieving its objective of growth and income.

●	Flexible Income Fund: The Trustees noted the Fund had achieved its objective of income, growth and preservation of capital. They acknowledged that the Fund had a three-star Morningstar rating and had a risk adjusted rating in the top 15% over three years; a significant improvement from its 53% over 5 years.

●	International Equity Fund: The Trustees noted that the five-star rated Fund had achieved its objective of capital growth and income with a risk adjusted ranking in the top 24% over three years and in the top 4% over 10 years.

●	Shelter Fund: The Trustees considered that the five-star rated Fund was achieving its objective of limiting market declines with growth as a secondary objective. They noted the Fund’s returns ranked in the top 3% for the three year period and top 1% over 5 years.

●	Milestone: Each share class outperformed its peer group and Morningstar category over the one-year and five-year time frames and since the inception of the Fund.

After further discussion and based upon the information noted above and the information provided by CLS about each Fund’s performance versus its respective benchmark over various time periods, the Board concluded that performance for each Fund was reasonable.

AdvisorOne Funds Annual Report

Supplemental Information (Unaudited) (Continued)

Fees and Expenses. The Board reviewed the advisory fees and expense ratios of the Funds relative to each Fund’s peer group and Morningstar category and noted that each Fund’s gross advisory fee and net expense ratio were generally in line with the average fee of the respective Fund peer group. With respect to the Global Aggressive Equity Fund, Global Diversified Equity Fund, Flexible Income Fund, and Shelter Fund, they noted that the Fund’s advisory fee was lower than the peer group average and in line with the Morningstar category average. The Trustees considered that the Growth and Income Fund, and International Equity Fund’s advisory fee was higher than the average fee for the peer group and Morningstar category, but well within the range of each benchmark. The Board also reviewed the Funds’ net and gross expense ratios and agreed that although the expense ratios provided a good point of reference, and appeared reasonable, they were not particularly instructive in determining whether an advisory fee was reasonable. The Board concluded that the advisory fee paid by each Fund was reasonable.

Profitability. The Board considered the profits realized by CLS in connection with the operation of each Fund, and considered whether the amount of profit was a fair entrepreneurial profit for the management of the Fund. The Trustees discussed the income and other benefits realized by CLS and its Affiliates from activities and services provided to the Funds. The Board reviewed CLS’s financial statements as of December 31, 2017 and a representative of CLS confirmed there were no adverse material changes in the financial condition of CLS since the date of the financials. The Trustees concluded that to the extent CLS earned a profit from a Fund, the profits appeared reasonable and not excessive.

Economies of Scale. The Board considered whether economies of scale have been attained with respect to the management of the Funds. The Board noted that although the Funds had not yet reached asset levels with economies, CLS was willing to consider economies in the future if Fund assets realize significant growth. The Trustees noted that several of the Funds had recently reached asset levels where CLS does not have to waive fees, CLS will be waiving fees for some of the Funds for the foreseeable future. The Board was pleased that CLS was able to earn full fees on certain Funds noting CLS’ significant economic investment into the Funds since their respective launch. After discussion, it was the consensus of the Board that it would not request any changes to the management fee structure.

Conclusion. Having requested and received such information from CLS as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement were reasonable and renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

AdvisorOne Funds Annual Report

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-811-0225 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-811-0225.

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ABOUT CLS

CLS Investments (CLS) is a third party investment manager, ETF strategist, and long-time trusted partner in the financial industry. CLS’s extensive risk management experience, active asset allocation approach, and customizable strategy offerings have led clients to entrust their portfolios to CLS since 1989.

Through CLS’s partnership structure, your financial advisor maintains a direct relationship with you, while CLS’s portfolio management and analytics teams take on the day-to-day research, trading, and operations required to manage your account. Together, you and your advisor use the tools CLS provides to determine the investing strategy, investment types, and risk tolerance level most appropriate for you. Your advisor provides this information to CLS so we can accordingly make timely active asset allocation decisions within your portfolio. Through this mutually beneficial connection, CLS enhances your advisor’s service to you.

1989
Founded

$8.8B*
Assets Under Management

42K+
CLS clients

14
Portfolio managers & analysts

*As of 4/30/18

888.455.4244	CLSinvest.com	Follow us: @clsinvestments

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Larry Carter is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Carter is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2018 $ 99,700

FY 2017 $ 97,000

(b)	Audit-Related Fees

FY 2018 $ 0

FY 2017 $ 0

Nature of the fees:

(c)	Tax Fees

FY 2018 $ 20,900

FY 2017 $ 20,200

Nature of the fees: Preparation of federal and state tax returns and review of annual dividend calculations.

(d)	All Other Fees

Registrant Adviser

FY 2018 $ 0 $ 0

FY 2017 $ 0 $ 0

Nature of the fees:

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2018 Services Approved by the Audit Committee

Registrant Adviser

Audit-Related Fees:              0%       0%

Tax Fees:                             0%       0%

All Other Fees:                     0%       0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2018      $ 20,900 $ None

FY 2017       $ 20,200 $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2018.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorOne Funds

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ryan Beach

Ryan Beach, Principal Executive Officer/President

Date 7/6/18

By (Signature and Title)

/s/ Daniel Applegarth

Daniel Applegarth, Principal Financial Officer/Treasurer

Date 7/6/18